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14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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WORLDGATE COMMUNICATIONS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WORLDGATE COMMUNICATIONS, INC.
3190 Tremont Avenue
Trevose, PA 19053

August 30, 2004

Dear Stockholders of WorldGate Communications, Inc.:

        You are cordially invited to attend our Annual Meeting of the Stockholders of WorldGate Communications, Inc., a Delaware corporation ("WorldGate" or the "Company"), to be held on October 13, 2004, at 9:30 AM EDT, at the Holiday Inn Select, 4700 Street Road, Trevose, Pennsylvania.

        In addition to routine matters for our annual meeting the Company intends to seek stockholder approval of three important proposals for the Company: (i) ratification and approval of the Company's issuance of its common stock in accordance with the terms of the June 2004 private placement to certain institutional investors of $7.55 million in securities, (ii) approval of an amendment to the Company's Certificate of Incorporation that would increase the number of authorized shares of the Company's common stock from 50 million to 80 million, and (iii) ratification and approval of the Company's 2003 equity incentive program. Our board of directors has unanimously approved each of these matters and is recommending that stockholders also approve each matter. I strongly support these proposals and join our board of directors in enthusiastically recommending that you vote in favor of them. These proposals are discussed in detail in the attached proxy. The board recommends that you carefully read this Proxy Statement and the accompanying annual report on Form 10K.

        Your vote is very important to us, regardless of the number of shares that you own. Whether or not you plan to attend the Meeting, please vote as soon as possible to make sure your shares are represented at the meeting. To simplify this process your vote may be cast by mail, and in most situations also by telephone or through the Internet. Your failure to vote may result in a "NO" vote under certain circumstances, regardless of whether you are actually in favor of the proposal. Therefore taking the time to vote is very important to us.

        I also hope that you will attend the Meeting. The board of directors and I look forward to seeing you there.

/s/  HAL KRISBERGH

Chairman and CEO
WorldGate

        This proxy statement is dated August 30, 2004 and is first being mailed to stockholders of the Company on or about August 31, 2004.

WORLDGATE COMMUNICATIONS, INC.
3190 Tremont Avenue
Trevose, PA 19053

NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS
August 30, 2004

        The Annual Meeting (the "Meeting") of stockholders of WorldGate Communications, Inc. ("WorldGate" or the "Company") will be held at the Holiday Inn Select, 4700 Street Road, Trevose, PA 19053, on October 13, 2004, at 9:30 AM EDT, for the following purposes:

  1.
  To elect six directors;

  2.
  To ratify and approve the Company's issuance of common stock in accordance with the terms of the June 2004 private placement to certain institutional investors of $7.55 million in securities (the "Sale and Issuance of Certain Securities");

  3.
  To amend the Company's Certificate of Incorporation to increase the authorized shares of the Company's common stock from 50 million to 80 million.

  4.
  To ratify and approve the Company's 2003 equity incentive plan (the "Equity Incentive Plan"); and

  5.
  To transact other such business as may properly come before the Meeting or any adjournment thereof.

        Holders of record of common stock of the Company at the close of business on August 27, 2004, are entitled to notice of and to vote at the Meeting or any adjournment thereof.

        YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. YOUR FAILURE TO VOTE MAY RESULT IN A "NO" VOTE WHETHER OR NOT YOU ARE IN FAVOR OF A PROPOSAL. PROXIES ARE REVOCABLE, AND YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON AT THE MEETING.

        The accompanying Proxy Statement contains a more detailed description of each of these matters. We encourage you to read the Proxy Statement.

                      By order of the board of directors
                      /s/                        RANDALL J. GORT
                      Randall J. Gort, Secretary

WORLDGATE COMMUNICATIONS, INC.
3190 Tremont Ave.
Trevose, PA 19053

Proxy Statement

        This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and Proxy Card are being furnished in connection with the solicitation by WorldGate Communications, Inc., a Delaware corporation ("WorldGate", the "Company", "we" or "our"), of proxies to be voted at the Annual Meeting of Stockholders scheduled to be held on October 13, 2004, at 9:30 A.M. EDT, at the Holiday Inn Select, 4700 Street Road in Trevose, Pennsylvania, and any adjournment or postponement thereof (the "Meeting"). This Proxy Statement and the enclosed Proxy Card are being furnished on or about August 30, 2004, to all holders of record of shares of Common Stock, par value $.01 per share ("Common Stock") as of 5:00 P.M. EDT on August 27, 2004.

        The Board of Directors encourages you to complete and return the Proxy Card even if you plan to attend the Meeting. You may revoke your proxy at any time before it is voted at the Meeting by giving written notice of revocation to the Secretary of the Company, by submitting a proxy card bearing a later date or by attending the Meeting in person and casting a ballot.

        The proxy holders, Hal Krisbergh and Randall Gort, will vote all shares of Common Stock represented by Proxy Cards that are properly signed and returned by stockholders. The Proxy Card also authorizes the proxy holders to vote the shares represented with respect to any matters not known at the time this Proxy Statement was printed that may properly be presented for consideration at the Meeting.

        YOU MUST RETURN A SIGNED PROXY CARD IF YOU WANT THE PROXY HOLDERS TO VOTE YOUR SHARES OF COMMON STOCK.

        This solicitation of proxies is made by WorldGate, and all related costs will be borne by us. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Certain of our directors, officers and regular employees, without additional compensation, may also solicit proxies personally or by telephone or other means of communication.

Questions and Answers Regarding this Meeting

Q.    Where and when is the Meeting of the stockholders?

A.    The Meeting of the stockholders of the Company will be held at the Holiday Inn Select located at 4700 Street Road, Trevose, PA 19053, at 9:30 A.M. EDT, October 13, 2004.

Q.    What is the purpose of the Meeting?

A.    At the Meeting, stockholders will act upon the matters outlined in the notice of Meeting on the cover page of this proxy statement, including election of directors, as well as the consideration of proposals to:

  •
  ratify and approve the Company's issuance of its common stock in accordance with the terms of the June 2004 private placement to certain institutional investors of $7.55 million in securities (the "Sale and Issuance of Certain Securities");

  •
  approve the amendment of the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's common stock from 50 million to 80 million; and

  •
  to ratify and approve the Company's 2003 Equity Incentive Plan (the "Equity Incentive Plan").

Q.    What is WorldGate's voting recommendation?

A.    Our board of directors has unanimously approved each of these matters and recommends that you vote your shares "FOR" each of the proposed nominees for our board of directors,"FOR" the proposed Sale and Issuance of Certain Securities, "FOR" the amendment to our Certificate of Incorporation, and "FOR" the Equity Incentive Plan.

Q.    Who can vote at the Meeting?

A.    The board of directors set August 27, 2004 as the record date for the Meeting. All stockholders who owned WorldGate common stock at the close of business on that date may attend and vote at the Meeting. Each stockholder is entitled to one vote for each share of common stock held on all matters to be voted on. If on the record date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Meeting unless you request and obtain a valid proxy from your broker or other agent.

        On the record date, approximately    shares of our Common Stock were issued and outstanding and held of record by    stockholders, and all of these shares are entitled to vote at the Meeting.

Q.    How many shares must be present to hold the Meeting?

A.    A majority of WorldGate's outstanding shares as of the record date must be present at the Meeting in order to hold the Meeting and conduct business. This is called a quorum. Shares that are voted "FOR," "AGAINST" or "ABSTAIN" are treated as being present at the Meeting for purposes of establishing a quorum. Your shares will be counted as present at the Meeting if you (i) are present and vote in person at the Meeting; (ii) have properly submitted a Proxy Card; or (iii) have voted by telephone or using the Internet, if such methods are available to you.

Q.    What is the voting requirement to elect a director, to approve the Sale and Issuance of Certain Securities, to amend the Company's Certificate of Incorporation, or to approve the Equity Incentive Plan?

A.    The election of a director and the approval of the Sale and Issuance of Certain Securities and the Equity Incentive Plan each require the affirmative "FOR" vote of a plurality of the votes cast by stockholders present, in person or by proxy, and entitled to vote at the Meeting. To be approved Amendment of our Certificate of Incorporation requires the affirmative "FOR" vote of a majority of the outstanding shares of WorldGate entitled to vote on such proposal.

Q.    How are votes counted?

A.    You may vote "FOR," "AGAINST" or "ABSTAIN" in regard to each of (i) the election of each director, (ii) the Sale and Issuance of Certain Securities, (iii) the amendment of our Certificate of Incorporation, and (iv) the Equity Incentive Plan matters. If you just sign your Proxy Card with no further instructions, your shares will be counted as a vote "FOR" each of the proposed matters. Brokerage firms may have authority to vote customers' unvoted shares on some "routine" matters. If you do not vote and you hold your shares in a brokerage account in your broker's name (this is called "street name"), your broker may exercise discretionary authority to vote your shares "FOR" or "AGAINST" each of the nominated directors, and each of the Sale and Issuance of Certain Securities, the Amendment of our Certificate of Incorporation and the Equity Incentive Plan, or to leave your shares unvoted. If a brokerage firm entitled to vote your shares leaves those shares unvoted, it is called a broker "non-vote." A non-vote can occur when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Abstentions and broker non-votes will have no effect on the outcome of the votes with respect to the election of each director, the approval of the Equity Incentive Plan and the Sale and Issuance of Certain Securities but will have the same effect as a vote "AGAINST" with respect to the Amendment of our Certificate of Incorporation.

Q.    My shares are held in the "street name." Will my broker vote my shares?

A.    Unless your broker has discretionary authority to vote your shares, your broker will vote your shares only if you provide it with instructions on how to vote. You should follow the directions provided by your broker regarding how to instruct it to vote the shares. Otherwise, your broker will not be permitted to vote your shares. IF YOU DO NOT INSTRUCT YOUR BROKER ON HOW TO VOTE, THIS MAY HAVE THE SAME EFFECT AS A VOTE AGAINST THE APPLICABLE PROPOSAL.

Q.    How can I vote my shares in person at the Meeting?

A.    Shares held directly in your name as the stockholder of record may be voted in person at the Meeting. If you choose to attend the Meeting, please bring the enclosed Proxy Card and proof of identification for entrance to the Meeting. If you hold your shares in "street name," you must request a legal proxy from your stockbroker or other agent in order to vote at the Meeting.

Q.    How can I vote my shares without attending the Meeting?

A.    Whether you hold shares directly as a stockholder of record or beneficially in street name, you may vote without attending the Meeting. You may vote by granting a proxy or, for shares held in "street name," by submitting voting instructions to your stockbroker or nominee. In most cases, you will be able to do this by telephone, using the Internet or by mail. Please refer to the summary instructions included on your Proxy Card. For shares held in street name, your stockbroker or nominee will include a voting instruction card.

  •
  BY TELEPHONE OR THE INTERNET—If you have telephone or Internet access, you hold your shares in "street name" and you are not a director or officer of WorldGate, you may submit your proxy by following the instructions on the Proxy Card. If you have any questions on or difficulties with submitting your proxy by telephone or the Internet please call the number indicated on your proxy card or 215-354-5109.

  •
  BY MAIL—You may submit your proxy by mail by signing your Proxy Card or, for shares held in "street name," by following the voting instruction card included by your stockbroker or nominee and mailing it in the enclosed, postage-paid envelope. If you provide specific voting instructions, your shares will be voted as you have instructed.

Q.    Who is soliciting my proxy?

A.    The officers of WorldGate at the direction of its board of directors.

Q.    How can I change my vote after I return my Proxy Card?

A.    You may revoke your proxy and change your vote at any time before the final vote at the Meeting. You may do this by signing and submitting a new Proxy Card with a later date, voting by telephone or using the Internet as instructed above and as applicable (your latest telephone or Internet proxy is counted) or by attending the Meeting and voting in person (as described above). Attending the Meeting will not revoke your proxy unless you specifically request it.

Q.    What happens if I just sign, date and return the proxy card without completing the voting?

A.    Your proxy will be voted FOR each of the proposed nominees for our board of directors,"FOR" the Sale and Issuance of Certain Securities, "FOR" the Amendment of our Certificate of Incorporation and "FOR" the Equity Incentive Plan. If any other matters are properly presented for consideration at the Meeting, the persons named in the enclosed proxy will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Meeting.

Q.    Where can I find the results of the Meeting?

A.    The preliminary voting results will be announced at the Meeting. The final results will be published in a Current Report on a Form 8-K that the Company will file with the United States Securities and Exchange Commission (the "SEC") when the results are available.

Q.    Where Can I Find More Information?

A.    WorldGate Communications, Inc. files annual, quarterly and special reports, proxy statements, and other information with the SEC. Our common stock is traded on the NASDAQ SmallCap Market under the symbol "WGAT." You may read and copy any document filed by the Company at the SEC's public reference facilities or on the SEC's website at http://www.sec.gov, as discussed in more detail below.

Q.    Who Can Help Answer Your Questions?

A.    If you have additional questions about the matters proposed for consideration at the Meeting, you should contact:

WorldGate Communications, Inc.
3190 Tremont Ave.
Trevose, PA 19053
Attention: Joel Boyarski, Chief Financial Officer
Phone Number: (215) 354-5312

Q.    What should I do now?

A.    Carefully read this document and indicate on the proxy card how you want to vote. Sign, date and mail your proxy card in the enclosed prepaid return envelope as soon as possible. You should indicate your vote now even if you expect to attend the Meeting and vote in person. Indicating your vote now will not prevent you from later canceling or revoking your proxy, right until the Meeting, and will ensure that your shares are voted if you later find you cannot attend the Meeting. IF YOU DO NOT VOTE, THIS MAY HAVE THE SAME EFFECT AS A VOTE AGAINST THE APPLICABLE PROPOSAL.

Forward-Looking Statements

        This Proxy Statement contains forward-looking statements with respect to our plans and objectives, the condition of our business, general economic conditions and other matters. Those statements include statements regarding our intent, belief, or current expectations, as well as the assumptions on which such statements are based. Such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to us that could cause the results to differ materially from those in forward-looking statements include, but are not limited to: (i) general economic conditions, (ii) our ability to fund our continuing operations, (iii) our ability to complete development and introduction of our video phone product in a timely and cost effective manner, and (iv) the market acceptance for our video phone product. For further details regarding these factors please refer to the "Factors Affecting Our Business Condition" section of our annual report on Form 10K which accompanies this Proxy Statement.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS TO THE STOCKHOLDERS THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE PROPOSED NOMINEES.

        The Board of Directors of the Company consists of such number of directors as is fixed from time to time by resolutions adopted by the board. At the Annual Meeting, six directors will be elected. The term of office for each director will expire at the 2005 annual meeting of stockholders, and each director will hold office until the election and qualification of the director's successor or until the director's earlier death, removal or resignation.

        The Board of Directors has nominated for election as directors of the Company Steven C. Davidson, Martin Jaffe, Clarence L. Irving, Jr., Hal M. Krisbergh, Jeff Morris and Lemuel Tarshis. All nominees are presently directors of the Company.

        All nominees have consented to be named and to serve if elected. Unless otherwise instructed by the stockholders, the persons named in the proxies will vote the shares represented thereby for the election of such nominees. The Board of Directors believes all nominees will be able to serve as directors; if this should not be the case, however, the proxies may be voted for one or more substitute nominees to be designated by the Board of Directors, or the board may decide to reduce the number of directors. The Board of Directors unanimously recommends a vote "FOR" each of the nominees named below.

Nominees For Election

Name of Director	Age	Year First Became Director, Principal Occupations During Past Five Years and Certain Directorships
Hal M. Krisbergh	57
		Mr. Krisbergh has served as our Chairman and Chief Executive Officer since our inception in March 1995. From September 1981 to September 1994, Mr. Krisbergh was an executive officer of General Instrument (now a part of Motorola, Inc.). Mr. Krisbergh served as President of General Instrument's Communications Division and, for the past 20 years, has been a well-known figure in the cable industry. He is a recognized leader in the development of addressable cable boxes, impulse pay-per-view, opto-electronics and digital audio technologies. In 1991, Mr. Krisbergh received cable television's prestigious Vanguard award. Prior to joining General Instrument, Mr. Krisbergh was employed by W. R. Grace & Co., Deloitte & Touche and Raytheon Company.

Steven C. Davidson	55
		Mr. Davidson has been a member of our board of directors since April 2002. Mr. Davidson held various executive positions with HBO, Inc., from 1979 until his retirement in April 2002, most recently serving as Senior Vice President and General Manager of Affiliate Operations. In February 2004, Mr. Davidson returned to HBO, Inc., serving as Executive Vice President of Affiliate Sales.
Clarence L. Irving, Jr.	49
		Mr. Irving has been a member of our board of directors since July 2000. He has been President and Chief Executive Officer of Irving Information Group, a consulting services firm, since October 1999 and has served as a director of Covad Communications Group, Inc. since April 1999. Mr. Irving served as Assistant Secretary of Commerce to the United States Department of Commerce from June 1993 to October 1999.
Martin Jaffe	57
		Mr. Jaffe has been a member of our board of directors since April 2002. Since January 2002, Mr. Jaffe has been the Chief Operating Officer, Managing Director and Founder of Silvercrest Asset Management Group LLC. From November 2000 until September 2001, Mr. Jaffe was Chief Financial Officer of Credit Suisse Asset Management Group, LLC, and from 1981 until November 2000, Mr. Jaffe was Chief Operating Officer of Donaldson, Lufkin & Jenrette Asset Management Group.
Jeff Morris	52
		Mr. Morris has been a member of our board of directors since April 2001. Since April 2001, Mr. Morris has been the President of Digital Media Consulting, a new media consulting company. From July 2000 to April 2001, he was President and Chief Executive Officer of Yack, Inc., an Internet events and program guide. Mr. Morris is a veteran of the cable television industry, including a fifteen-year tenure from 1984 through 2000 at Showtime Networks, Inc., where his last position was Senior Vice President of New Media and Technology Development.
Lemuel Tarshis	63
		Dr. Tarshis has been a member of our board of directors since April 2001. Since August 1991, Dr. Tarshis has been a director for the Alliance for Technology Management at the Stevens Institute of Technology. In addition, in recent years he has worked as a consultant for Lucent Technologies Inc., Tyco International (US) Inc., GTECH Corporation, AT&T Corporation, Verizon Communications, Inc., Broadband Innovations, Inc. and Aequus Technologies Corp.

General Information Concerning the Board of Directors and its Committees

        The Board of Directors of the Company met on 26 occasions in 2003. The Delaware General Corporation Law provides that the Board, by resolution adopted by a majority of the entire board, may designate one or more committees, each of which shall consist of one or more directors. The Board has elected from its members a specially-designated standing Audit Committee in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934 and a Compensation and Stock Option Committee. With the exception of Mr. Irving, each of the above directors attended at least 75% of the aggregate of the meetings of the Board held during the period for which he or she was a director and the meetings of the committee or committees on which he or she served during 2003. The board is currently composed of Messrs. Krisbergh, Davidson, Irving, Jaffe, Morris and Tarshis, each of whom, other than Mr. Krisbergh, is "independent" as such term is defined under the applicable Nasdaq rules. Pursuant to the Company's policy the directors are expected to attend the Company's annual meeting of stockholders. All six of the Company's current directors attended last year's annual meeting of stockholders.

        Compensation and Stock Option Committee.    The Compensation and Stock Option Committee has general supervisory power over, and the power to grant options under, the Company's 1996 Stock Option Plan and 2003 Equity Incentive Plan. The Board has adopted a written charter for the Compensation and Stock Option Committee which has been attached as Exhibit A to this proxy statement. In addition, the Compensation and Stock Option Committee recommends to the board the compensation of the Company's Chief Executive Officer, reviews and takes action on the recommendations of the Chief Executive Officer as to the compensation of the Company's other officers and key personnel, approves the grants of any bonuses to officers, and reviews other compensation matters generally. The Compensation and Stock Option Committee met 2 times in 2003, apart from meetings of the full board. The Compensation and Stock Option Committee is currently composed of two directors, Messrs. Irving and Morris, each of whom are "independent" as such term is defined under applicable Nasdaq rules. Mr. Krisbergh resigned from the Compensation and Stock Option Committee on August 4, 2004. The 2003 Compensation and Stock Option Committee Report on executive compensation can be found on page    of this proxy statement.

        Audit Committee.    The Audit Committee is responsible for providing general oversight with respect to the accounting principles employed in WorldGate's financial reporting. The Board has adopted a written charter for the Audit Committee which has been attached as Exhibit B to this proxy statement. The Audit Committee monitors the Company's financial reporting process and internal control system, reviews and appraises the audit efforts of the Company's independent accountants and provides an avenue of communication among the independent accountants, financial and senior management and the Board of Directors. The Audit Committee meets at least three times annually, and meets at least once annually with the Company's management and independent public accountants to review the scope of auditing procedures, the Company's policies relating to internal auditing and accounting procedures and controls, and to discuss results of the annual audit of the Company's financial statements. The Audit Committee met 4 times in 2003 apart from meetings of the full board. The Audit Committee is currently composed of Dr. Tarshis, Mr. Davidson and Mr. Jaffe, each of whom is "independent" as such term is defined under Rule 4200(a)(15) of the Nasdaq listing standards. The Audit Committee also complies with the financial sophistication requirement under the Nasdaq listing standards. In addition the Board has determined that Mr. Jaffe is an audit committee financial expert as defined by the SEC rules. The 2003 Audit Committee Report is set forth below.

Audit Committee Report

        The following is the report of the Audit Committee of the Board of Directors of WorldGate Communications, Inc. with respect to the fiscal year ended December 31, 2003.

Review with Management

        The Audit Committee has reviewed and discussed WorldGate's audited financial statements with WorldGate's management and independent auditors, including the overall quality of WorldGate's accounting policies.

Review and Discussion with Independent Accountants

        The Audit Committee has discussed with Grant Thornton LLP, WorldGate's independent accountants, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards), which include, among other items, matters related to the conduct of the audit of WorldGate's financial statements.

        The Audit Committee has also received written disclosures and the letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1, which relates to the accountants' independence from the Company and its related entities, and has discussed with Grant Thornton LLP their independence from WorldGate.

Conclusion

        Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors of WorldGate that the audited financial statements be included in WorldGate's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

                Submitted by the Audit Committee of the Board of Directors
                of WorldGate Communications, Inc.
                Lemuel Tarshis
                Steven C. Davidson
                Martin Jaffe

        Corporate Governance and Nominating Committee.    The Corporate Governance and Nominating Committee was formed by the Company in August 2004 and accordingly no meetings were held during 2003. This committee establishes Board membership criteria; assists the Board by identifying individuals qualified to become Board members; recommends to the Board matters of corporate governance; facilitates the annual review of the performance of the Board and its committees; and periodically reviews CEO and management succession plans. The committee also reviews and evaluates stockholder nominees for director. In evaluating nominees for director the committee considers a number of qualities and skills that it believes are necessary for directors to possess, including, but not limited to, (i) roles and contributions valuable to the Company and the general business community; (ii) personal qualities of leadership, character, judgment, and whether the candidate possesses and maintains throughout service on the Board a reputation in the community at large of integrity, trust, respect, competence and adherence to the highest ethical standards; (iii) relevant knowledge and diversity of background and experience in such things as business, operations, technology, finance, and accounting, sales, marketing, international business, government and the like; and (iv) whether the candidate is free of conflicts and has the time required for preparation, participation and attendance at meetings. A director's qualifications in light of these criteria are considered at least each time the director is re-nominated for Board membership. Stockholder recommendations should be submitted to the Company's Corporate Secretary in writing no later than the date determined in accordance with the deadlines by which a shareholder must give notice of a matter that he or she wishes to bring before the Company's Annual Meeting of Shareholders as described in the Stockholder's Proposals for the 2005 Annual Meeting section of this Proxy Statement. Any recommendation must include: (i) the name and address of the stockholder making the recommendation; (ii) pertinent biographical information about the recommended candidate; and (iii) a description of all arrangements or understandings between the shareholder and the recommended candidate. Recommendations that are received by the Secretary by the deadline will be forwarded to the Chairman of the Governance and Nominating Committee for review and consideration The Board has adopted a written charter for the Corporate Governance and Nominating Committee which has been attached as Exhibit C to this proxy statement. This charter will be posted on the Company's web site. The Corporate Governance and Nominating Committee is currently composed of two directors, Messrs. Irving and Tarshis, each of whom are "independent" as such term is defined under applicable Nasdaq rules.

Communications to the Board of Directors

        Stockholders may communicate with members of the Company's Board of Directors by writing to the full Board of Directors, any particular committee of the Board of Directors, or any individual member of the Board of Directors at 3190 Tremont Avenue, Trevose, PA 19053, telephone number: (215) 354-5100; facsimile number: (215) 354-1049.

PROPOSAL NO. 2—SALE AND ISSUANCE OF CERTAIN SECURITIES

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION AND APPROVAL OF THE SALE AND ISSUANCE OF CERTAIN SECURITIES.

Introduction

        After evaluating several opportunities to obtain additional financing to permit the Company to continue the development and market introduction of its new OJO video phone product, the Company completed a private placement of $7.55 million of its Series A convertible preferred stock and warrants with several institutional investors on June 24, 2004. The amount of our common stock that will be issued as a result of the private placement cannot be precisely determined because we issued securities that convert into, or upon exercise require us to issue, common stock, or under certain circumstances make payments in cash, and because the securities issued in the private placement include anti-dilution protections that would require us to issue additional shares of common stock if certain triggering events occur. The proceeds of the financing are expected to allow the Company to complete development and field trials of its OJO video phone product, and to provide working capital as the Company launches its OJO video phone product.

        The affirmative vote of a majority of the votes cast in person or by proxy at the meeting will be required to ratify and approve the Sale and Issuance of Certain Securities. Abstentions will NOT be counted toward the tabulation of votes cast on the proposal. Broker non-votes will be counted towards a quorum, but will not be counted for any purpose in determining whether this matter has been approved.

Summary of Terms of Private Placement

        The preferred stock to be issued pursuant to this placement is convertible at the option of the investors into WorldGate common stock at a conversion price of $2.35 per share (subject to adjustment in the event of stock dividends and splits and certain distributions to stockholders, fundamental transactions, and future dilutive equity transactions.) WorldGate secured the right to require conversion of the preferred stock into common stock upon achieving certain price targets with respect to its common stock and the satisfaction of certain other conditions. As part of the transaction, WorldGate issued five-year warrants to purchase a total of 1.6 million shares of WorldGate common stock, with one-half of the warrants having an exercise price of $2.69 per share and the remaining half having an exercise price of $3.14 per share. The preferred stock requires the Company to pay a dividend at a rate of 5% per annum, payable quarterly, which may be paid either by cash or through the issuance of common stock at WorldGate's option (with stock payments being made at a 10% discount to the then current market price). The preferred stock has a staged maturity over three years with scheduled payments of one-third due after 18 months, one-half of the remaining due after 24 months and the balance due after 36 months. The preferred stock may be redeemed at maturity in cash or through the issuance of common stock, at WorldGate's option (with stock payments being made at the then current market price). All dividend and maturity payments made in stock are subject to the satisfaction of certain conditions including continued listing on a public exchange and availability of an effective registration statement. In addition the investors also received an additional investment right, for a limited period of time, to purchase 1.6 million additional common stock shares at $3.14 a share.

Reasons For Stockholder Approval Requirement

        To preserve its operating capital the Company would prefer to make all dividend payments as well as all payments due at maturity with its common stock. When combined with the common stock issuable upon the exercise of warrants and additional investment rights the aggregate number of shares of common stock required could exceed twenty percent of the number of shares of the Company's common stock that is currently outstanding. Nasdaq Rule 4350(i) requires shareholder approval for the issuance or potential issuance of securities representing twenty percent or more of an issuer's outstanding listed securities or twenty percent or more of the voting power outstanding before the original issuance date. In anticipation of the full issuance of common stock as allowed by the terms of the private placement pursuant to which the Company sold the Series A convertible preferred stock, such terms require the Company to solicit shareholder approval for the issuance of the Company's common stock upon conversion or maturity of the Series A convertible preferred stock, and the exercisability of the warrants and additional investment rights. If the Company obtains shareholder approval, there is no limit on the number of shares that could be issued upon conversion or maturity of the preferred stock and the exercise of the warrants and additional investment rights, and such issuance of shares of common stock will no longer be subject to shareholder approval under Nasdaq Rule 4350(i). IF THE COMPANY DOES NOT OBTAIN STOCKHOLDER APPROVAL, THE COMPANY MAY BE REQUIRED TO PAY DIVIDENDS AND/OR TO REDEEM ALL OR A PORTION OF THE OUTSTANDING SERIES A PREFERRED STOCK IN CASH INSTEAD OF USING ITS COMMON STOCK.

        The Company's board of directors has determined that the additional shares to be issued upon conversion of the Series A preferred stock and the exercise of the warrants and additional investment rights further the best interests of the Company because the funds raised and to be raised by the Series A preferred stock, warrants and additional investment rights will provide necessary operating capital for the Company. The board considered the benefits and risks of raising funds based, in part, on future market prices relative to other alternatives, and concluded that the terms set forth in this private placement were in the best interests of the Company and represented the best alternative available to the Company to meet its funding needs. The board of directors therefore approved the transaction. The board has further determined that it is in the best interest of the Company to preserve the Company's right to issue its common stock in lieu of cash for paying dividends and/or redeeming the Series A preferred stock. The Company's board of directors now solicits your proxy to be voted to approve the issuance of a sufficient number of shares of the Company's common stock to be issued upon conversion of the Series A preferred stock and the exercise of the warrants and additional investment rights by approving this proposal.

        It is important to note that issuance of shares of our common stock upon the conversion of the Series A preferred stock and the exercise of the warrants and/or additional investment rights will result in dilution to the equity interests of other holders of the common stock. Specifically, the issuance of the additional common stock will result in a decrease of the relative voting control of the common stock issued and outstanding prior to the conversion of the Series A Preferred Stock and the exercise of the warrants and additional investment rights, and any public resales of our common stock following the conversion and exercises may depress the prevailing market price of the common stock. Even prior to the time of actual conversions, exercises and public resales, the market "overhang" resulting from the mere existence of the Company's obligation to honor such conversions and exercises could depress the market price of the common stock.

        As of the record date, the Company's chairman and CEO, Mr. Krisbergh, beneficially owned, in the aggregate, approximately 21% of the issued and outstanding common stock. The Company has obtained a binding agreement from Mr. Krisbergh to vote in favor of this proposal.

        The board of directors unanimously recommends a vote "FOR" the approval of the proposal for the potential issuance of 20% or more of the Company's outstanding common stock in connection with the conversion of shares of Series A Preferred Stock.

PROPOSAL 3—AMENDMENT TO THE COMPANY'S
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED COMMON SHARES FROM 50,000,000 COMMON SHARES TO 80,000,000 COMMON SHARES.

Introduction

        The Company currently has 50,000,000 shares of common stock authorized. Of this amount approximately 28,000,000 shares are issued and outstanding and another approximately 13,000,000 shares are reserved for issuance under the Company's benefit plans and as a result of the sale and issuance of certain warrants and convertible securities under the private placements made by the Company. This leaves only approximately 9,000,000 shares of our common stock available for future issuances. Although the Company currently has no plans to issue additional new shares, such a minimal amount provides little flexibility should the need arise for future funding or other opportunities which may require the issuance of additional shares. Accordingly, on August 17, 2004, the Board of Directors authorized and directed the Company to submit for stockholder approval a proposed amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 50,000,000 to 80,000,000 shares. Although the Company could wait until the need arises to authorize such additional shares, such wait could result in lost opportunity and/or additional costs to hold a special meeting of shareholders. The Board of Directors believes the proposed amendment is advisable and in the best interests of the Company and its stockholders and is therefore recommending that the stockholders approve this amendment.

        The affirmative vote of a majority of outstanding shares of WorldGate entitled to vote at this meeting will be required to approve this amendment to the Company's Amended and Restated Certificate of Incorporation. Abstentions and broker non-votes will have the same effect as a vote "Against" this proposal.

Summary of the Amendment

        The amendment will consist of a revision of the first sentence (and only the first sentence) of paragraph FOURTH of the Company's Amended and Restated Certificate of Incorporation to read as follows:

        "FOURTH: The amount of total authorized capital stock of the Corporation is 93,500,000 shares divided into 80,000,000 shares of common stock, par value $.01 per share (the "Common Stock") and 13,500,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock")."

        The remaining sections of paragraph FOURTH, consisting of (A) COMMON STOCK, and (B) PREFERRED STOCK, will survive the amendment in their current form.

        At this time, the Company has no present agreements for the issuance or use of the proposed additional Common Shares. The Board of Directors believes that the amendment is desirable so that the Company will have more financial flexibility and be able to issue Common Shares, without the expense and delay of a special stockholders' meeting, in connection with any stock splits or stock dividends, employee and director compensation benefit plans and for other general corporate purposes.

        Authorized but unissued Common Shares of the Company may be issued at such times, for such purposes, and for such consideration as the Board of Directors may determine to be appropriate without further authority from the Company's stockholders, except as otherwise required by applicable corporate law or the listing standards of NASDAQ.

        Each Common Share authorized for issuance has the same rights and is identical in all respects with each other Common Share. The authorization of additional Common Shares called for by this proposal will not affect the rights, such as voting and liquidation rights, of the Common Shares currently outstanding. Under the Amended and Restated Certificate of Incorporation, shareholders do not have pre-emptive rights. Therefore, should the Board of Directors elect to issue additional Common Shares, existing stockholders would not have any preferential rights to purchase those shares and the issuance could have a dilutive effect on earnings per share, book value per share and the voting power and shareholdings of current stockholders, depending on the particular circumstances in which the additional Common Shares are issued. The Board of Directors does not intend to issue any additional Common Shares except on terms that it deems to be in the best interests of the Company and its stockholders.

        The issuance of additional Common Shares by the Company also may potentially have an anti-takeover effect by making it more difficult to obtain stockholder approval of various transactions. The proposed increase in the number of authorized Common Shares could enable the Board of Directors to issue Common Shares to render more difficult an attempt by another person or entity to obtain control of the Company, although the Board of Directors has no present intention of issuing additional Common Shares for such purposes and has no present knowledge of any takeover efforts.

        If the proposed amendment is adopted, it will become effective upon the filing of Certificate of Amendment to the Company's Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware.

PROPOSAL 4—EQUITY INCENTIVE PLAN

Vote Required and Board Recommendation

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION AND APPROVAL OF THE EQUITY INCENTIVE PLAN.

Introduction

        WorldGate's 2003 Equity Incentive Plan, a copy of which is attached hereto as Exhibit D (the "Equity Incentive Plan" or the "Plan",) provides for the grant of Stock Options, Stock Appreciation Rights, Stock Purchase Rights, Stock Bonuses, Stock Units, Performance Shares and Performance Units to the employees and directors of, and the consultants and advisors to WorldGate. This Plan, having been adopted by the Company's board of directors (the "Board") on November 13, 2003, became effective on that date, subject to the approval of the stockholders of the Company at this annual meeting. This Plan is intended to replace the Company's existing 1996 Stock Option Plan which is limited to the grant of Stock Options and which expires in 2006. The Equity Incentive Plan provides the Company with more flexibility to grant other types of awards than the 1996 Stock Option Plan, including awards that can be more focused on individual performance criteria. The Plan does not authorize or require the approval of any incremental shares of the Company's common stock but rather will use the shares authorized and remaining to be utilized under the 1996 Stock Option Plan as such amount is determined in accordance with the provisions of the 1996 Stock Option Plan, and this proposal does not seek any increase in such amount. After the approval by our stockholders of the Equity Incentive Plan the Company plans to discontinue use of the 1996 Stock Option Plan for future stock option awards and such awards will instead be granted under the 2003 Equity Incentive Plan. As of December 31, 2003 there were approximately 2,500,000 shares remaining available for issuance under the 1996 Stock Option Plan after taking into account exercises and the number of grants outstanding on that date. Subject to the approval of the Plan by the stockholders of the Company, these remaining shares will be utilized to provide awards under the 2003 Equity Incentive Plan. Awards may be granted under this Plan prior to such stockholder approval (but after the Board's adoption of the Plan), subject to, and contingent upon, any such required stockholder approval.

        The Board believes that the Equity Incentive Plan will advance the interests of WorldGate and its stockholders by providing an incentive to attract, retain and reward persons performing services for WorldGate and by motivating such persons to contribute to the growth and profitability of WorldGate. The Board also believes that the flexibility in awards provided by this Plan will better assist WorldGate in incentivizing its employees to execute the Company's long-term and near-term business objectives.

        The affirmative vote of a majority of the votes cast in person or by proxy at the meeting will be required to ratify and approve the Equity Incentive Plan. Abstentions will NOT be counted toward the tabulation of votes cast on the proposal. Broker non-votes will be counted towards a quorum, but will not be counted for any purpose in determining whether this matter has been approved.

Summary of Plan

        The following is a summary of certain material provisions of the Equity Incentive Plan as amended. The summary is qualified in its entirety by reference to the Plan, which has been filed with the SEC as Exhibit D to this proxy statement.

        GENERAL. The purpose of the Plan is to provide an incentive program that will enable us to attract and retain employees and consultants upon whose judgment, interest and contributions our success is dependent and to provide them with an equity interest in our success in order to motivate superior performance. We will provide these incentives through the grant of stock options, stock appreciation rights, stock purchase rights, stock bonuses, stock units, performance shares and performance units.

        COMPLIANCE WITH THE TERMS OF THE PLAN AND ALL APPLICABLE LAWS. The grant of awards under the Plan and the issuance of shares of common stock pursuant to any award shall be subject to compliance with the terms and conditions of the Plan and all applicable laws and regulations, including without limitation as and to the extent applicable, the Internal Revenue Code of 1986 (the"Code"), and Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act"), each as amended.

        ADMINISTRATION. The Plan administrator will be either our Board of Directors or the Company's Compensation and Stock Option Committee (the "Committee"). The Committee will consist at least two directors, each of whom is both a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" for purposes of Section 162(m) of the Code.

        SHARES SUBJECT TO PLAN. As of August 18, 2004, 6,860,601 shares of the Company's common stock were reserved for issuance under the Plan. The total number of shares reserved for issuance under the Plan is subject to adjustment based upon certain identified changes in the capital structure of the Company. In addition the Plan provides that the number of available shares shall be increased each year by an amount equal to 4% of the issued and outstanding shares of common stock (determined on the first day of the year) or 1,000,000 shares, if less. Common stock issuable under the Plan may be authorized but unissued common stock or reacquired common stock, and WorldGate may purchase common stock for this purpose. On August 18, 2004, the closing sale price of common stock on the NASDAQ National Market was $1.63 per share.

        GRANT LIMIT. The Plan provides that no employee or prospective employee may be granted in any fiscal year an award for more than the number of shares provided below, subject to appropriate adjustment in the event of any change in our capital structure (the "Grant Limit"). This Grant Limit is intended to permit compensation received by certain executive officers in connection with awards granted under the Plan to qualify as performance-based compensation under Section 162(m) of the Code. Performance-based compensation is not counted toward the limit on the amount of executive compensation that public companies are permitted to deduct for federal income tax purposes under Section 162(m).

        Stock Option and Stock Appreciation Right Grant Limit:    No employee or prospective employee shall be granted within any fiscal year of the Company one or more stock options or stock appreciation rights which in the aggregate are for more than 1,000,000 shares.

        Stock Purchase and Rights, Stock Bonuses Grant Limit:    No employee or prospective employee shall be granted within any fiscal year of the Company one or more Stock Purchase Rights, Stock Bonuses and/or Stock Unit awards, subject to vesting conditions based on the attainment of performance goals, for more than 1,000,000 shares.

        Performance Shares and Performance Units Grant Limit: A participant may receive only one performance award with respect to any performance period. No employee shall be granted (a) performance shares which could result in such employee receiving more than 1,000,000 shares for each full fiscal year of the Company contained in the performance period for such award, or (b) performance units which could result in such employee receiving more than $2,500,000 for each full fiscal year of the Company contained in the performance period for such award.

        PERFORMANCE CRITERIA. In order to preserve the Company's ability to deduct compensation related to awards granted under the Plan, the Plan provides that prior to the beginning of the applicable performance period or such later date as permitted under Section 162(m) of the Code, the Committee will establish one or more performance goals applicable to the award. Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of the Company and each parent and subsidiary corporation consolidated therewith for financial reporting purposes, or such division or business unit of the Company as may be selected by the Committee. The Committee, in its discretion, may base performance goals on one or more of the following measures such as: revenue, gross margin, operating margin, operating income, pre-tax profit, earnings before interest, taxes, depreciation and/or amortization, net income, cash flow, expenses, stock price, earnings per share, return on stockholder equity, return on capital, return on net assets, economic value added and market share. The target levels with respect to these performance measures may be expressed on an absolute basis or relative to a standard specified by the Committee. The degree of attainment of performance measures will, according to criteria established by the Committee, be computed before the effect of changes in accounting standards, restructuring charges and similar extraordinary items occurring after the establishment of the performance goals applicable to a performance award.

        ELIGIBILITY. Under the Plan, we may grant awards to our employees (including officers), directors, or consultants or any employees (including officers), directors, or consultants of our present or future parent or subsidiary. We currently have approximately 50 persons eligible to receive awards under the Plan. While we may grant incentive stock options only to employees, we may grant non-statutory stock options, stock appreciation rights, stock awards, stock units, performance shares and performance units to any eligible participant. We are currently not able to determine the benefits or amounts that will be received by or allocated to any specific participant or group of eligible participants.

        STOCK OPTIONS. The Plan provides for the grant of non-statutory stock options, incentive stock options within the meaning of Section 422 of the Internal Revenue Code, or any combination of these.

        Each option granted under the Plan must be evidenced by a written agreement between the Company and the optionee specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the Plan. The exercise price of each option is determined by the Committee and is generally the closing price of our common stock of the day of the grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a "Ten Percent Stockholder") must have an exercise price equal to at least 110% of the fair market value of a share of common stock on the date of grant.

        The Plan provides that the option exercise price may be paid in cash, by check, or in cash equivalent, by the assignment of the proceeds of a sale with respect to some or all of the shares being acquired upon the exercise of the option, to the extent legally permitted, by tender of shares of common stock owned by the optionee having a fair market value not less than the exercise price, by such other lawful consideration as approved by the Committee, or by any combination of these. Nevertheless, the Committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the optionee has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by the Company, through the optionee's surrender of a portion of the option shares to the Company.

        Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The maximum term of any option granted under the Plan is ten years, provided that an incentive stock option granted to a Ten Percent Stockholder must have a term not exceeding five years. The Committee will specify in each written option agreement, and solely in its discretion, the period of post-termination exercise applicable to each option.

        Generally, stock options are nontransferable by the optionee other than by will or by the laws of descent and distribution, and are exercisable during the optionee's lifetime only by the optionee. However, a nonstatutory stock option may be assigned or transferred to the extent permitted by the Committee in its sole discretion.

        AUTOMATIC STOCK OPTION GRANTS TO NON-EMPLOYEE DIRECTORS. The Plan also provides for automatic grants of stock options to non-employee directors in order to provide them with additional incentives and, therefore, to promote the success of our business. The Plan provides for an initial, automatic grant of an option to purchase 30,000 shares of our common stock to each non-employee director who first becomes a non-employee director after the date the Plan is effective. The Plan also provides for an annual grant of an option to purchase 10,000 shares of our common stock to each non-employee director on July 1 of each year that occurs on or after the date the Plan is effective. Notwithstanding the foregoing, a non-employee director granted an initial option on, or within a period of twelve months prior to, the date of annual grant will not be granted an annual option with respect to that year. Each initial and annual option will have an exercise price per share equal to the fair market value of a share of our common stock on the date of grant and will have a term of ten years. Both the initial options and the annual options granted to newly elected or appointed non-employee directors will vest and become exercisable ratably over four years after the date of grant of the option. All automatic non-employee director options granted under the Plan will be non-statutory stock options.

        STOCK APPRECIATION RIGHTS. The Plan provides for the grant of stock appreciation rights. Each stock appreciation right granted under the Plan must be evidenced by a written agreement between the Company and the participant specifying the number of shares subject to the award and the other terms and conditions of the award, consistent with the requirements of the Plan.

        A stock appreciation right gives a participant the right to receive the appreciation in the fair market value of our common stock between the date of grant of the award and the date of its exercise. The Company may pay the appreciation either in cash or in shares of common stock. The Committee may grant stock appreciation rights under the Plan in tandem with a related stock option or as a freestanding award. A tandem stock appreciation right is exercisable only at the time and to the same extent that the related option is exercisable, and its exercise causes the related option to be canceled. Freestanding stock appreciation rights vest and become exercisable at the times and on the terms established by the Committee. The maximum term of any stock appreciation right granted under the Plan is ten years.

        Stock appreciation rights are generally nontransferable by the participant other than by will or by the laws of descent and distribution, and are generally exercisable during the participant's lifetime only by the participant.

        RESTRICTED STOCK AWARDS. The Plan provides for the grant of restricted stock awards either in the form of a restricted stock purchase right, giving a participant an immediate right to purchase common stock, or in the form of a restricted stock bonus, for which the participant furnishes consideration in the form of services to the Company. The Committee determines the purchase price payable under restricted stock purchase awards, which may be less than the then current fair market value of our common stock. Restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the Committee specifies, and the shares acquired may not be transferred by the participant until vested. Unless otherwise provided by the Committee, a participant will forfeit any shares of restricted stock as to which the restrictions have not lapsed prior to the participant's termination of service. Participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award.

        RESTRICTED STOCK UNITS. The Plan also provides for the grant of restricted stock units which represent a right to receive shares of our common stock at a future date determined in accordance with the participant's award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant's services to the Company. The Committee may grant restricted stock unit awards subject to the attainment of performance goals similar to those described below in connection with performance shares and performance units, or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards. However, the Committee may grant restricted stock units that entitle their holders to receive dividend equivalents, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends we pay.

        PERFORMANCE AWARDS. The Plan provides for the grant of performance awards subject to such conditions and the attainment of such performance goals over such periods as the Committee determines in writing and sets forth in a written agreement between the Company and the participant. These awards may be designated as performance shares or performance units. Performance shares and performance units are unfunded bookkeeping entries generally having initial values, respectively, equal to the fair market value determined on the grant date of a share of common stock and $100 per unit. Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more predetermined performance goals are attained within a predetermined performance period. To the extent earned, performance awards may be settled in cash, shares of common stock (including shares of restricted stock) or any combination thereof.

        Following completion of the applicable performance period, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Committee retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable to the participant on the basis of the performance goals attained. However, no such reduction may increase the amount paid to any other participant. In its discretion, the Committee may provide for the payment to a participant awarded performance shares of dividend equivalents with respect to cash dividends paid on our common stock. Performance award payments may be made in lump sum or in installments. If any payment is to be made on a deferred basis, the Committee may provide for the payment of dividend equivalents or interest during the deferral period.

        Unless otherwise provided by the Committee, if a participant's service terminates due to the participant's death, disability or retirement prior to completion of the applicable performance period, the final award value will be determined at the end of the performance period on the basis of the performance goals attained during the entire performance period but will be prorated for the number of months of the participant's service during the performance period. If a participant's service terminates prior to completion of the applicable performance period for any other reason, the Plan provides that, unless otherwise determined by the Committee, the performance award will be forfeited. No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.

        CHANGE IN CONTROL. The Plan defines a "Change in Control" of the Company as any of the following events upon which the stockholders of the Company immediately before the event do not retain immediately after the event, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the event, direct or indirect beneficial ownership of a majority of the total combined voting power of the voting securities of the Company, its successor or the corporation to which the assets of the Company were transferred: (i) a sale or exchange by the stockholders in a single or series of related transactions of more than 50% of the Company's voting stock; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company. If a Change in Control occurs, the surviving, continuing, successor or purchasing corporation or parent corporation thereof may either assume all outstanding awards or substitute new awards having an equivalent value.

        In the event of a Change in Control and the outstanding stock options and stock appreciation rights are not assumed or replaced, then all unexercisable, unvested or unpaid portions of such outstanding awards will become immediately exercisable, vested and payable in full immediately prior to the date of the Change in Control.

        Any award not assumed, replaced or exercised prior to the Change in Control will terminate. The Plan authorizes the Committee, in its discretion, to provide for different treatment of any award, as may be specified in such award's written agreement, which may provide for acceleration of the vesting or settlement of any award, or provide for longer periods of exercisability, upon a Change in Control.

SUMMARY OF U.S. FEDERAL INCOME TAX CONSEQUENCES

        The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

        INCENTIVE STOCK OPTIONS. An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Optionees who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year after the date of exercise (a "disqualifying disposition"), the difference between the fair market value of the shares on the determination date (see discussion under "Nonstatutory Stock Options" below) and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

        The difference between the option exercise price and the fair market value of the shares on the determination date of an incentive stock option (see discussion under "Nonstatutory Stock Options" below) is treated as an adjustment in computing the optionee's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

        NONSTATUTORY STOCK OPTIONS. Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the determination date (as defined below). If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The "determination date" is the date on which the option is exercised unless the shares are subject to a substantial risk of forfeiture (as in the case where an optionee is permitted to exercise an unvested option and receive unvested shares which, until they vest, are subject to the Company's right to repurchase them at the original exercise price upon the optionee's termination of service) and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the exercise date, the optionee may elect, pursuant to Section 83(b) of the Code, to have the exercise date be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the option is exercised. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

        STOCK APPRECIATION RIGHTS. No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares of our common stock received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

        RESTRICTED STOCK AWARDS. A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the "determination date" (as defined above under "Nonstatutory Stock Options"). If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than thirty (30) days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

        PERFORMANCE AND RESTRICTED STOCK UNITS AWARDS. A participant generally will recognize no income upon the grant of a performance share, performance units or restricted stock units award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any non-restricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above (see discussion under

"Restricted Stock"). Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the "determination date" (as defined above under "Nonstatutory Stock Options"), will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

        OTHER CONSIDERATIONS.    The Equity Incentive Plan is not qualified under Section 401(a) of the Code and, based upon current law and published interpretations, WorldGate believes the Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Security Ownership of Certain Beneficial Owners and Management, and
Related Stockholder Matters.

The following table sets forth information as of December 31, 2003 regarding securities authorized for issuance under the Company's equity compensation plans:

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a) (c)
Equity compensation plans approved by security holders	4,122,403	$2.20	2,465,364(1)
Equity compensation plans not approved by security holders(1)	—	—	2,465,364(1)

(1)
In November 2003 the Company's board of directors unanimously approved a new Equity Incentive Plan, which is subject to shareholder approval at this annual shareholders meeting. The plan as approved by the board does not authorize any incremental shares for issuance thereunder, but rather transfers the balance available for issuance under the 1996 Stock Option Plan after all issuances thereunder.

        The following table sets forth information as of August 20, 2004 regarding beneficial ownership of our common stock by the following persons:

  •
  each person who is known to us to own beneficially more than 5% of the outstanding shares of common stock,

  •
  each director of WorldGate,

  •
  each executive officer of WorldGate named in the executive compensation table above, and

  •
  all directors and executive officers of WorldGate as a group.

        Unless otherwise indicated below, to our knowledge, all persons listed below have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law. Beneficial ownership is determined in accordance with the rules of the SEC, based on factors including voting and investment power with respect to shares, subject to applicable community property laws. Shares of common stock subject to options or warrants exercisable within 60 days of August 20, 2004 are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated, the mailing address of the beneficial owners is 3190 Tremont Avenue, Suite 100, Trevose, Pennsylvania 19053.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Ownership
Hal M. Krisbergh(1)	6,047,563	21.4%
Randall J. Gort(2)	376,275	1.3%
Richard Westerfer(3)	235,741	*
Joel Boyarski(4)	123,647	*
James McLoughlin(5)	79,575	*
Steven C. Davidson(6)	21,625	*
Clarence L. Irving, Jr.(7)	34,750	*
Martin Jaffe(8)	26,625	*
Jeff Morris(9)	19,875	*
Lemuel Tarshis(10)	53,741	*

All current directors and executive officers as a group (10 persons)	7,019,417	24.9%

*
Less than 1% of the outstanding Common Stock.

(1)
Includes 5,227,625 shares of common stock held by Mr. Krisbergh and options to purchase 220,000 shares of common stock. Also includes 299,938 shares of common stock held by Mr. Krisbergh's spouse and 300,000 shares of common stock held by the Krisbergh Family Foundation, with Mr. Krisbergh acting as the custodian for these shares.

(2)
Includes 106,063 shares of common stock held by Mr. Gort, 80,879 shares of common stock held by Mr. Gort as custodian for his three minor children and options to purchase 189,333 shares of common stock.

(3)
Includes options to purchase 235,500 shares of common stock and 241 shares of common stock held by Mr. Westerfer's minor son.

(4)
Includes 2000 shares of common stock held jointly with Mr. Boyarski's spouse and options to purchase 114,303 shares of common stock.

(5)
Includes options to purchase 79,575 shares of common stock.

(6)
Includes 10,000 shares of common stock held by Mr. Davidson and options to purchase 11,625 shares of common stock.

(7)
Includes options to purchase 34,750 shares of common stock.

(8)
Includes 15,000 shares held by Mr. Jaffe and options to purchase 11,625 shares of common stock.

(9)
Includes options to purchase 19,875 shares of common stock.

(10)
Includes 5,200 shares of common stock held by Mr. Tarshis, 12,000 shares of common stock held by Mr. Tarshis' spouse and options to purchase 36,541 shares of common stock.

Executive Officers of the Company.

        The current executive officers of the Company are as follows:

Name	Age	Position(s)
Hal M. Krisbergh	57	Chairman of the Board of Directors and Chief Executive Officer
Joel I. Boyarski	57	Chief Financial Officer
Randall J. Gort	55	Chief Legal Officer and Secretary
James E. McLoughlin	51	Vice President, Account Development and Marketing
Richard Westerfer	46	Chief Operations Officer

        Hal M. Krisbergh—For Mr. Krisbergh's business background, see "Election of Directors".

        Joel I. Boyarski joined our company in October 1999 and was named Chief Financial Officer in September 2002. Prior to becoming Chief Financial Officer, Mr. Boyarski served as General Manager of TVGateway, LLC from December 2001 until September 2002 and as Vice President of Business Development for TVGateway, LLC from June 2000 until December 2001. From October 1999 to June 2000, he served as a consultant for our company. Prior to joining us, Mr. Boyarski was a business and financial consultant from June 1998 to October 1999, and for 23 years prior to June 1998, he held a variety of management positions at Joseph E. Seagram and Sons, Inc., including Vice President of Finance and Business Planning for several of Seagram's Domestic and International divisions including North America, Asia Pacific and Global Duty Free.

        Randall J. Gort joined our company in August 1997 as Vice President, Legal and Corporate Affairs, General Counsel and Secretary. In January 2003 Mr. Gort became our Chief Legal Officer. From July 1995 to August 1997, Mr. Gort was General Counsel, Secretary, and Director of Legal and Corporate Affairs for Integrated Circuit Systems, Inc. Mr. Gort was in private practice from August 1994 through June 1995. Prior to that time, from May 1987 through July 1994, he was an Associate General Counsel for Commodore International Ltd. Mr. Gort was with Schlumberger Ltd. from October 1982 through early 1987, originally as Senior Attorney and then as General Counsel, FACTRON Division. From April 1979 through October 1982, Mr. Gort was Counsel for various divisions of the 3M Company, including Medical and Surgical Products Divisions, Orthopedic Products Division, Electro-Mechanical Resources Division and 3M's four tape divisions.

        James E. McLoughlin joined our company in February 2001 and in January 2002 was named Vice President, Marketing, Business and Account Development. Prior to this position, Mr. McLoughlin served as Vice President, Sales and Marketing. From February 1981 through February 2001, Mr. McLoughlin was Vice President, Affiliate Operations for Home Box Office, where he was responsible for sales and marketing of premium television services to affiliated cable television companies.

        Richard Westerfer joined our company in February 2000 as Vice President of Engineering. In December of 2000, Mr. Westerfer became Senior Vice President of Operations. He served in this position until April 2002, when he became Chief Operations Officer of WorldGate. Prior to joining us, from 1979 to February 2000, Mr. Westerfer served as the Senior Director of Engineering for General Instruments (now a part of Motorola, Inc.).

        Officers are elected or appointed by the Board of Directors to serve until the appointment or election and qualification of their successors or their earlier termination or resignation.

Executive Compensation

        The following table sets forth information concerning compensation paid with respect to our chief executive officer and four other most highly compensated officers who were serving as such as of December 31, 2003, each of whose aggregate compensation for fiscal 2003 exceeded $100,000, for services rendered in all capacities for us and our subsidiaries.

Summary Compensation Table
Fiscal Years 2003, 2002 and 2001

Long Term Compensation Awards
Annual Compensation
Name and Principal Position						Securities Underlying Options (#)	All Other Compensation
	Year	Salary		Bonus
Hal M. Krisbergh Chairman and Chief Executive Officer	2001 2002 2003	$ $ $	337,080 337,080 337,080	$ $	151,650 37,913 —	160,000 80,000 —	— — —
Richard Westerfer Chief Operations Officer	2001 2002 2003	$ $ $	184,500 214,616 209,192	$ $	35,467 17,145 —	161,000 49,000 200,000	— — —
Randall J. Gort Chief Legal Officer	2001 2002 2003	$ $ $	187,650 200,769 200,000	$ $	63,925 15,831 —	127,333 24,000 200,000	— — —
Joel Boyarski Chief Financial Officer	2001 2002 2003	$ $ $	170,343 188,884 195,570	$ $	28,230 13,038 —	— 75,000 200,000	— — —
James McLoughlin Vice President, Account Development and Marketing	2001 2002 2003	$ $ $	159,231 189,513 190,800	$	— 16,450 —	40,000 18,400 161,500	— — —

        We have established a bonus plan which provides for the payment of bonuses to executive officers and other employees based upon the performance of WorldGate, the performance of the business division of which the officer or employee is a member and the performance of the officer or employee. Under this plan, we generally assess the prior year's performance and make bonus payments during the first calendar quarter of each year.

        In addition to salary and bonus compensation, we have a stock option plan, the WorldGate 1996 Stock Option Plan. The Option Plan provides for the granting of awards to such officers, other employees, consultants and directors of WorldGate and our affiliates as the Compensation Committee may determine from time to time. Generally, outstanding options vest in equal installments over a four-year period, but in no event may an option be exercised more than ten years following the date of its grant, subject to acceleration in the event of some changes of control of WorldGate. On October 5, 2000, our shareholders approved an increase in the total number of our shares of common stock available under the plan to 3,200,000. On October 5, 2001, our shareholders approved an automatic annual increase of shares reserved under the 1996 Plan in an amount equal to the lesser of 4% of the then outstanding shares of our common stock or 1,000,000 shares.

        The Compensation Committee has the authority to administer the stock option plan and to exercise all the powers and authorities either specifically granted to it under, or necessary or advisable in the administration of, the stock option plan, including, without limitation, the authority to grant awards; to determine the persons to whom and the time or times at which awards shall be granted; to determine the type and number of awards to be granted, the number of shares of common stock to which an award may relate and the terms, conditions, restrictions and performance goals relating to any award; to determine whether, to what extent, and under what circumstances an award may be settled, canceled, forfeited, exchanged, or surrendered; to make adjustments in the performance goals in recognition of unusual or non-recurring events affecting WorldGate or the financial statements of WorldGate (to the extent not inconsistent with Section 162(m) of the Code, if applicable), or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the stock option plan and any award; to prescribe, amend and rescind rules and regulations relating to the stock option plan; to determine the terms and provisions of agreements evidencing awards; and to make all other determinations deemed necessary or advisable for the administration of the stock option plan.

        The purchase price per share payable upon the exercise of an option (the "option exercise price") will be established by the Compensation Committee, provided, however, that Incentive Stock Options may not have an option exercise price less than the fair market value of a share of common stock on the date of grant. The option exercise price is payable by any one of the following methods or a combination thereof, to the extent permitted by the Compensation Committee:

  •
  in cash or by check or wire transfer,

  •
  subject to the approval of the Compensation Committee, in common stock owned by the participant for at least six months prior to the date of exercise and valued at their fair market value on the effective date of such exercise, or

  •
  subject to the approval of the Compensation Committee, by such other provision as the Compensation Committee may from time to time authorize.

        The board of directors or the Compensation Committee may suspend, revise, terminate or amend the stock option plan at any time, provided, however, that:

  •
  stockholder approval will be obtained if and to the extent required under Rule 16b-3 promulgated under the Exchange Act or if and to the extent the board determines that such approval is required for purposes of satisfying Section 162(m) or Section 422 of the Code, and

  •
  no such suspension, revision, termination or amendment may, without the consent of a participant, reduce the participant's rights under any outstanding award.

        On October 5, 2001, our shareholders approved the WorldGate 2001 Employee Stock Purchase Plan. The Stock Purchase Plan provides our eligible employees with the opportunity to periodically acquire shares of our common stock through payroll deductions. In general, the Stock Purchase Plan provides that:

  •
  each employee who has completed six months of continuous employment with WorldGate is eligible to participate in the Stock Purchase Plan so long as the employee customarily works at least 20 hours per week and 5 months per year;

  •
  participants in the Stock Purchase Plan are permitted to contribute up to fifteen percent of their compensation towards the purchase of our common stock;

  •
  at the end of each calendar quarter, the contributions of the participants are used to purchase shares of our common stock at the lower of eighty-five percent of the market price of our common stock: (i) at the beginning of each calendar quarter or (ii) at the end of each calendar quarter;

  •
  shares of our common stock that are purchased under the Stock Purchase Plan are not transferable by the participant until at least nine months has elapsed from the acquisition of the shares;

  •
  a maximum of 750,000 shares of our common stock (plus an annual increase of 375,000 shares) may be purchased in the aggregate by participants in the Stock Purchase Plan; and

  •
  our Board of Directors has the power and authority to administer the Stock Purchase Plan and may, subject to certain limitations suspend, revise, terminate or amend the Stock Purchase Plan.

        The following table presents information regarding options granted to our named executive officers during fiscal 2003 to purchase shares of our Common Stock.

Option/SAR Grants In Last Fiscal Year
(Individual Grants)

Name	Number of Securities Underlying Options/SARs Granted (#)	% of Total Options/SARs Granted to Employees in Fiscal Year		Exercise or Base Price ($/S)		Expiration Date
Hal M. Krisbergh Chairman and Chief Executive Officer	—	—			—	—
Richard Westerfer Chief Operations Officer	37,000 163,000	1.8 7.7	% %	$ $	0.38 0.52	2/27/13 9/30/13
Randall J. Gort Chief Legal Officer	37,000 163,000	1.8 7.7	% %	$ $	0.38 0.52	2/27/13 9/30/13
Joel Boyarski Chief Financial Officer	57,000 143,000	2.7 6.8	% %	$ $	0.38 0.52	2/27/13 9/30/13
James McLoughlin Vice President, Account Development and Marketing	18,500 143,000	0.8 6.8	% %	$ $	0.38 0.52	2/27/13 9/30/13

        The following table shows the number of shares of common stock subject to exercisable and unexercisable stock options held by each of the named executive officers as of December 31, 2003. The table also reflects the values of such options based on the positive spread between the exercise price of such options and $1.08, which was the per share closing sales price reported on the Nasdaq Small Cap Market on December 31, 2003.

Aggregated Option/SAR Exercises In Last Fiscal Year And FY-End Option/SAR Values

Name	Shares acquired on exercise (#)	Value Realized ($)	Number of securities underlying unexercised options/SARS at fiscal year end (#) Exercisable/ Unexercisable	Value of unexercised in-the-money options/SARS at fiscal year end ($) Exercisable/ Unexercisable
Hal M. Krisbergh Chairman and Chief Executive Officer	—	—	141,667/118,333		0/0
Richard Westerfer Chief Operations Officer	—	—	131,667/278,333	0/$	117,180
Randall J. Gort Chief Legal Officer	—	—	101,499/249,834	0/$	117,180
Joel Boyarski Chief Financial Officer	—	—	45,553/235,185	0/$	119,980
James McLoughlin Vice President, Account Development and Marketing	—	—	24,600/195,300	0/$	93,030

Compensation of Directors

        We adopted a new director compensation plan commencing in 2001. Pursuant to the new director plan, non-employee directors, currently Messrs. Davidson, Jaffe, Irving, Morris and Tarshis, received an annual stock grant of 6,500 shares, vesting in equal amounts over four years, issued at the fair market value on the date of grant, and a stipend of $1,000 for each board or committee meeting the director attends in person. During fiscal 2003 we amended this compensation plan, effective as of January 1, 2004, increasing the annual stock grant to 10,000 shares and the per meeting stipend to $1,000 for each meeting attended in person and $250 for each meeting attended telephonically. Furthermore, we added an annual stipend of $5,000 for 2004 and $10,000 for each year thereafter, as well as an initial stock grant of 30,000 shares upon becoming a non-employee director. We will continue to reimburse non-employee directors for reasonable travel expenses for attending board or committee meetings.

Compensation Committee Interlocks and Insider Participation

        The Compensation and Stock Option Committee (the "Compensation Committee") is currently composed of Messrs. Morris and Irving. Prior to August 4, 2004 Mr. Krisbergh had also been a member of the Compensation and Stock Option Committee but he has resigned effective as of such date. This committee makes recommendations to the board concerning the compensation and benefits programs for its directors, officers and employees, including all options granted under our option plan. Both Messrs Morris and Irving are "independent" as such term is defined under applicable Nasdaq rules

Report of Compensation and Stock Option Committee
on Executive Compensation

        This report by the Compensation Committee of the Board of Directors (the "Committee") discusses the Committee's compensation objectives and policies applicable to the Company's executive officers. The report reviews the Committee's policy generally with respect to the compensation of all executive officers as a group for fiscal 2003 and specifically reviews the compensation established for the Company's Chief Executive Officer as reported in the Summary Compensation Table. Other than Mr. Krisbergh, the Committee is composed entirely of non-employee directors of the Company. The Committee also administers the Company's Stock Option Plan and Employee Stock Purchase Plan.

Compensation Philosophy

        The Committee consists of two non-employee directors and Mr. Krisbergh. Mr. Krisbergh does not, however, participate in the determination of his own compensation. The Committee is responsible for setting cash and long-term incentive compensation for executive officers and other key employees of the Company. The Company's compensation policies are intended to create a direct relationship between the level of compensation paid to executives and the Company's current and long-term level of performance. The Committee believes that this relationship is best implemented by providing a compensation package of separate components, all of which are designed to enhance the Company's overall performance. The components are base salary, short-term compensation in the form of annual bonuses and long-term incentive compensation in the form of stock options.

        The base salaries, targeted bonus amounts and number of stock options established for or granted to the Company's executive officers for 2003 are based, in part, on the Committee's understanding of compensation amounts and forms paid to persons in comparable roles performing at comparable levels at other companies in the same or related industries, as well as the Company's financial status. Such amounts however, mainly reflect the subjective discretion of the members of the Committee based on the evaluation of the Company's current and anticipated future performance and the contribution of the individual executive officers to such performance, and the contribution of the individual executive officers to the Company in areas not necessarily reflected by the Company's performance.

Base Salaries

        With the exception of Mr. Boyarski who received a salary adjustment in late 2002 coincident with his appointment to the position of CFO of the Company the base salaries for the Company's senior executive officers for 2003 are essentially the same as were established for 2002. In light of the transition of the Company from ITV to a video phone development and marketing company and the accompanying changes in the Company's financial position no salary increases were provided during 2003. Our 2002 base salaries were established subjectively by the Committee based on the market environment and the Company's need to attract and retain key personnel for whom the Company must compete against larger, more established companies.

Annual Bonuses

        Annual bonuses for the executive officers are intended to provide an incentive for improved performance in the short term. Typically the Committee would establish target bonus levels at the beginning of the year based on predetermined goals with respect to individual, department and Company performance. In light of the transition of the Company from ITV to a video phone development and marketing company and the accompanying changes in the Company's financial position no bonuses were provided during 2003.

Long-Term Incentive Compensation

        The Company's long-term incentive compensation plan for its senior executive officers, administered through the Company's stock option plan, promotes ownership of the Company's Common Stock, which, in turn, provides a common interest between the shareholders of the Company and the executive officers of the Company. Options granted to executive officers under the plan have an exercise price equal to the fair market value of the shares on the date of grant, an exercise period of ten years and generally vest over four years. The number of options granted to executive officers is determined by the Committee, which is charged with administering the stock option plan. In November 2003 the Committee adopted a new incentive compensation plan the 2003 Equity Incentive Plan and instructed that this new plan be submitted for stockholder approval at the next meeting of stockholders.

Compensation of the Chief Executive Officer

        During fiscal year 2003, Mr. Krisbergh's base salary was not increased.

Limitations on Deductibility of Compensation

        Under the 1993 Omnibus Budget Reconciliation Act, a portion of annual compensation payable after 1993 to any of the Company's five highest paid executive officers would not be deductible by the Company for federal income tax purposes to the extent such officer's overall compensation exceeds $1,000,000. Qualifying performance-based incentive compensation, however, would be both deductible and excluded for purposes of calculating the $1,000,000 base. Although the Committee does not presently intend to award compensation in excess of the $1,000,000 cap, it will continue to address this issue when formulating compensation arrangements for the Company's executive officers.

Respectfully submitted,
Compensation and Stock Option Committee Hal M. Krisbergh Jeff Morris Clarence L. Irving, Jr.

Comparative Stock Performance Graph

        The following indexed line graph indicates the Company's total return to stockholders from December 31, 1999 to December 31, 2003, as compared to the total return for the Nasdaq Stock Market—US Index, the Nasdaq Telecommunications Index and the Dow Jones Internet Commerce Index. Also indicated for years prior to 2003 is the ISDEX Internet Index which no longer is available. The calculations in the graph assume that $100 was invested on December 31, 1999, in each of the Company's Common Stock and each index and also assume dividend reinvestment.

COMPARISON OF CUMULATIVE TOTAL RETURN
AMONG WORLDGATE COMMUNICATIONS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
THE NASDAQ TELECOMMUNICATIONS INDEX AND
THE DOW JONES INTERNET COMMERCE INDEX

Information Concerning Independent Accountants

        Grant Thornton LLP ("GT") was selected and retained by our Auditing Committee to serve as the Company's independent accountants for fiscal year 2003. Representatives from GT are expected to be present at the 2004 stockholders meeting and will have the opportunity to make a statement if they desire to do so. Representatives of GT are also expected to be available to respond to appropriate questions.

        On October 2, 2003 the Company dismissed PricewaterhouseCoopers LLP ("PwC") as its independent public accountants and appointed GT as its new independent public accountants. PwC had served as the Company's independent public accountants from 1995 until their dismissal. The decision to dismiss PwC and to retain GT was approved by the Company's Audit Committee and Board of Directors on October 2, 2003, and was the result of the Company's efforts to reduce costs and was not based upon any disagreements with PwC.

        The reports of PwC on the Company's financial statements for each of the years ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the report of PwC on the financial statements of the Company for the fiscal year ended December 31, 2002 contains a paragraph expressing substantial doubt regarding the Company's ability to continue as a going concern and that the report on the financial statements of the Company for the fiscal year ended December 31, 2001 contains an emphasis of a matter paragraph regarding the Company's history of losses from operations and limited amount of cash and short-term investments on hand.

        During the Company's two most recent fiscal years and through October 2, 2003 there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to their satisfaction would have caused them to make reference thereto in connection with their reports on the financial statements for such years.

        During the Company's two most recent fiscal years and through October 2, 2003, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

        The Company has provided PwC with a copy of the foregoing disclosures and has requested that PwC review such disclosures and provide a letter addressed to the Securities and Exchange Commission as specified by Item 304(a)(3) of Regulation S-K Such letter was previously filed on filed October 6, 2003 as Exhibit 16.1 to the Company's Current Report on Form 8K.

        During the fiscal years ended December 31, 2002 and 2001, and the subsequent interim period up to October 2, 2003, the Company did not consult with GT regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any other matters or reportable events set forth in Items 304(a)(1)(iv) and (a)(1)(v) of Regulation S-K.

        The aggregate fees for professional services rendered to us by the firms of Grant Thornton LLP and PricewaterhouseCoopers LLP, our independent public auditors, for the fiscal years ended December 31, 2003 and 2002 respectively, are as follows:

	Fiscal Year Ended
	December 31, 2003		December 31, 2002
Audit fees	$78,465	(1)	$148,100
Audit related fees	11,900	(2)	12,275
Tax fees	21,478	(3)	28,050
All other fees	44,168	(4)	0

Total	$156,001		$188,425

(1)
Of this amount $62,465 was attributable to GT and $16,000 was attributable to PwC.

(2)
Of this amount $2,400 was attributable to GT and $9,500 was attributable to PwC.

(3)
This entire amount was attributable to GT.

(4)
Of this amount $17,168 was attributable to GT and $27,000 was attributable to PwC.

Audit Fees

        The "audit fees" reported above were billed to us by GT and PwC for professional services rendered in connection with their audit of our consolidated financial statements and their limited reviews of our unaudited consolidated financial statements and our unaudited consolidated interim financial statements included in our quarterly reports, and for services normally provided by GT and PwC in connection with other statutory and regulatory filings or engagements, including audit consultations and SEC comment letters.

Audit Related Fees

        The "audit related fees" reported above were billed to us by GT and PwC for assurance and related services that were reasonably related to the performance of their audit or review of our financial statements, but which are not reported as Audit Fees.

Tax Fees

        During the fiscal years reported above, GT and PwC rendered professional services to us relating to tax compliance, tax advice, or tax planning.

All Other Fees

        During the fiscal years reported above, GT and PwC rendered no professional services to us other than for those relating to audit, audit related and tax matters.

Audit Committee Pre-approval Policies and Procedures

        Our audit committee has adopted a policy requiring the pre-approval of all audit and permissible non-audit services provided by our independent public auditors. Under the policy, the audit committee is to specifically pre-approve before the end of each fiscal year any recurring audit and audit related services to be provided during the following fiscal year. The audit committee also may generally pre-approve, up to a specified maximum amount, any nonrecurring audit and audit related services for the following fiscal year. All pre-approved matters must be detailed as to the particular service or category of services to be provided, whether recurring or non-recurring, and reported to the audit committee at its next scheduled meeting. Permissible nonaudit services are to be pre-approved on a case-by-case basis. The audit committee may delegate its pre-approval authority to any of its members, provided that such member reports all pre-approval decisions to the audit committee at its next scheduled meeting. Our independent public auditors and members of management are required to report periodically to the audit committee the extent of all services provided in accordance with the pre-approval policy, including the amount of fees attributable to such services.

        In accordance with Section 10A(i)(2) of the Securities Exchange Act of 1934, as amended by Section 202 of the Sarbanes-Oxley Act of 2002, the Company is required to disclose the approval by the Audit Committee of the Board of Directors of non-audit services to be performed by GT, the Company's independent auditors. Non-audit services are services other than those provided in connection with an audit or review of the financial statements. During the period covered by this filing, the Audit Committee approved all audit related fees, tax fees and all other fees.

Section 16(A) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of our common stock (collectively, the "reporting persons") to file reports of ownership with the Securities and Exchange Commission and to furnish us with copies of these reports. Based solely on our review of those documents received by us, and written representations, if any, received from reporting persons with respect to the filing of reports on Forms 3, 4 and 5, we believe that all filings required to be made by the reporting persons for fiscal year 2003 were made on a timely basis.

Stockholder's Proposals for 2005 Annual Meeting

        Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with regulations adopted by the SEC. To be considered for inclusion in the proxy statement and form of proxy relating to the 2005 annual meeting, such proposals must be received by the Company no later than May 2, 2005. Such proposals must relate to matters appropriate for stockholder action and be consistent with regulations of the Securities and Exchange Commission.

        If the May 2, 2005 deadline is missed, a stockholder proposal may still be submitted for consideration at the 2005 annual meeting, although it will not be included in the proxy statement, if the submission complies with the procedural and information requirements set forth in the Company's bylaws. Accordingly, written notice must be sent to the Secretary of the Company not less than 90 or more than 120 calendar days before the first anniversary of the prior year's annual meeting. This means that for the 2005 annual meeting, written notice must be delivered between the close of business on June 15, 2005 and the close of business on July 15, 2005. If the date of the annual meeting, however, is not within 30 days before or 60 days after the anniversary of the prior year's meeting date, a stockholder proposal must be submitted within 120 calendar days before the actual meeting and no later than the later of (i) the 90th calendar day before the actual meeting and (ii) the 10th calendar day following the calendar day on which the Company first announces the meeting date to the public.

        All proposals should be directed to the attention of the Secretary of the Company.

Other Matters

        As of the date of this proxy statement, our board of directors knows of no other matters that will be presented for consideration at the Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

Multiple Stockholders Sharing The Same Address

        If you and other residents at your mailing address own shares of common stock through a broker or bank, your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement. This practice, known as "householding," reduces our printing and postage costs and eliminates duplicate mailings that stockholders living at the same address receive. If you or any stockholder residing at your mailing address wishes to receive a separate annual report or proxy statement, write or telephone us as follows: WorldGate Communications, Inc., Attn: Investor Relations, 3190 Tremont Avenue, Trevose, PA 19053, telephone number: 215-354-5100, facsimile number: (215) 354-1049. If you and other residents at your mailing address are receiving multiple copies of the annual report and proxy statement and wish to receive single copies in the future, contact us at the above phone number or address

Annual Report On Form 10-K

        The Company has furnished without charge to each person whose proxy is being solicited, a copy of the Company's annual report on Form 10-K, for the year ended December 31, 2003, including the financial statements, but excluding exhibits. Requests for additional copies of such report should be directed to the Company, Attention: Investor Relations, 3190 Tremont Avenue, Trevose, PA 19053, telephone number: (215) 354-5100, facsimile number: (215) 354-1049.

By Order of the Board of Directors /s/ HAL KRISBERGH, Chairman and Chief Executive Officer

August 30, 2004

Exhibit A—AUDIT COMMITTEE CHARTER

        I.    PURPOSE:    The primary function of the Audit Committee (the "Committee") of WorldGate Communication, Inc. (the "Company") is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting processes in general. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Committee's primary role is to:

  (1)
  Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

  (2)
  Review and appraise the audit effort of the Company's independent accountants.

  (3)
  Provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

        II.    MEMBERSHIP:    The Committee's membership is determined by the Board and consists of at least two directors. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting related financial management expertise. All members of the Committee shall meet the independence requirements of the listing standards of NASDAQ and qualify as "None-employee Director" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934. The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the Board, the members of the Committee may designate a Chair by majority vote of the Committee membership. The Committee shall have the authority to retain such consultants and other advisors as the Committee may deem appropriate. The Committee shall have authority to approve related fees and retention terms for such consultants and advisors. Except to the extent prohibited by law or regulation, the Committed shall have the authority to delegate any of its responsibilities to subcommittees or individual(s) as the Committee may deem appropriate.

        III.    MEETINGS:    The Committee shall meet at least four times annually, or more frequently as circumstances dictate, reporting significant matters arising from such meetings to the Board. A majority of the members shall constitute a quorum. A majority of the members present may decide any matter brought before the Committee. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate, private executive sessions.

        IV.    RESPONSIBILITIES AND DUTIES:    To fulfill its responsibilities and duties the Committee shall:

  (1)
  Recommend annually to the Board of Directors the firm of certified public accountants to be employed by the Company as its independent auditors for the ensuing year.

  (2)
  Annually review the engagement of the independent auditors, including the scope, extent and procedures of the audit and other services provided, and the compensation to be paid therefor.

  (3)
  Review and approve all professional services provided to the Company by its independent auditors and consider the possible effect of such services on the independence of such auditors.

  (4)
  Request the independent auditors to provide, from time to time as specific issues arise, an overview of key industry accounting and financial reporting issues/practices that are material to the Company and discuss with such auditors the Company's practices in those areas.

  (5)
  Discuss quarterly with management and the independent auditors any changes to the accounting and reporting principles and practices applied by the Company in preparing its financial statements. Discuss any material regulatory, litigation or tax matters that may impact financial statements

  (6)
  Review with the senior management of the Company and the independent auditors information as reported in the Company's financial statements, supplemental disclosures to the SEC or other disclosures. Such information should include: (a) the Company's balance sheet, income statement and statements of cash flows and stockholders' equity for each interim period, and (b) upon completion of the annual audit, financial results for the year.

  (7)
  Discuss company performance and practices with independent auditors at least quarterly.

  (8)
  Review with independent auditors the cooperation they received during their audit examination, including their access to all requested records, data and information. Elicit the comments of management regarding the responsiveness of the independent auditors to the Company's needs.

  (9)
  Consult with the independent auditors and discuss with senior management of the Company the scope and quality of internal accounting and financial reporting controls in effect.

  (10)
  Investigate, review and report to the Board of Directors the propriety and ethical implications of any transactions, as reported or disclosed to the Committee by the independent auditors, employees, officers, members of the Board of Directors or otherwise, between (a) the Company and (b) any employee, officer or member of the Board of Directors of the Company, or any affiliates of the foregoing.

  (11)
  Annually review with management and the Company's legal and/or tax advisors, as appropriate, the Company's system and process for monitoring compliance with laws and regulations.

  (12)
  Prepare an audit committee report as required by the rules of the Securities and Exchange Commission for inclusion in the Company's annual proxy statement.

  (13)
  Review and reassess the adequacy of this Charter at least annually and submit any changes to the Board for approval.

  (14)
  Conduct an annual performance evaluation of the Committee.

Exhibit B—COMPENSATION AND STOCK OPTION COMMITTEE CHARTER

        I.    PURPOSE:    The primary function of the Compensation Committee (the "Committee") of WorldGate Communication, Inc. (the "Company") is to review the Company's compensation practices and policies, evaluate CEO performance and annually review and approve the compensation for the CEO, annually review and approve the compensation for the other senior executives. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels.

        II.    MEMBERSHIP:    The Committee's membership is determined by the Board and consists of at least three directors. All members of the Committee shall meet the independence requirements of the listing standards of NASDAQ, qualify as "Non-employee Director" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and satisfy the requirements of "outside directors" for purposes of Section 162(m) of the Internal Revenue Code. The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the Board, the members of the Committee may designate a Chair by majority vote of the Committee membership. The Committee shall have the authority to retain such consultants and other advisors as the Committee may deem appropriate. The Committee shall have authority to approve related fees and retention terms for such consultants and advisors. Except to the extent prohibited by law or regulation, the Committed shall have the authority to delegate any of its responsibilities to subcommittees or individual(s) as the Committee may deem appropriate.

        III.    MEETINGS.    The Committee shall hold regular meetings, reporting significant matters arising from such meetings to the Board. A majority of the members shall constitute a quorum. A majority of the members present may decide any matter brought before the Committee.

        IV.    RESPONSIBILITIES AND DUTIES:    To fulfill its responsibilities and duties the Committee shall:

  (1)
  Review compensation practices and policies of the Company to ensure that they are competitive and that they provide appropriate motivation for corporate performance and increased shareholder value.

  (2)
  Oversee the administration of the Company's compensation programs, and review and approve the employees who receive awards and the nature of awards under such programs.

  (3)
  Make recommendations to the board of directors and to the Company regarding the adoption, amendment or termination of compensation programs.

  (4)
  Approve the adoption, amendment and termination of compensation programs for employees of the Company.

  (5)
  Periodically survey the executive compensation practices of other companies.

  (6)
  Annually review and approve, for the senior executives of the Company (other than the CEO), (i) the annual base salary, and (ii) bonus targets.

  (7)
  Establish and certify the satisfaction of performance goals for performance-based compensation as required under Section 162(m) of the Internal Revenue Code.

  (8)
  Review shareholder proposals relating to executive compensation matters and recommend to the Board the Company's response to such proposals.

  (9)
  Review and approve annual corporate goals and objectives for the CEO.

  (10)
  Evaluate the CEO's performance against such goals and objectives.

  (11)
  Annually review and approve (based on this evaluation) (i) the CEO's annual base salary, (ii) the CEO's bonus, and (iii) any stock option grants and other awards to the CEO under the Company's compensation programs. In determining the CEO compensation, the Committee will consider the Company's performance and relative shareholder return, the compensation of CEOs at other companies, and the CEO compensation in past years.

  (12)
  Prepare a compensation report as required by the rules of the Securities and Exchange Commission for inclusion in the Company's annual proxy statement.

  (13)
  Review and reassess the adequacy of this Charter at least annually and submit any changes to the Board for approval.

  (14)
  Conduct an annual performance evaluation of the Committee.

Exhibit C—CORPORATE GOVERNANCE AND NOMINATING COMMITTEE CHARTER

        I.    Purpose:    The primary function of the Nominating and Governance Committee (the "Committee") of WorldGate Communications, Inc. (the "Company") is to establish Board membership criteria; assist the Board by identifying individuals qualified to become Board members; recommend to the Board matters of corporate governance; facilitate the annual review of the performance of the Board and its committees; and periodically review CEO and management succession plans. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels.

        II.    Membership:    The Committee's membership is determined by the Board and consists of at least two directors. All members of the Committee shall meet the independence requirements of the listing standards of NASDAQ. The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the Board, the members of the Committee may designate a Chair by majority vote of the Committee membership. The Committee shall have the authority to retain such consultants and other advisors as the Committee may deem appropriate. The Committee shall have authority to approve related fees and retention terms for such consultants and advisors. Except to the extent prohibited by law or regulation, the Committed shall have the authority to delegate any of its responsibilities to subcommittees or individual(s) as the Committee may deem appropriate.

        III.    MEETINGS.    The Committee shall hold regular meetings, reporting significant matters arising from such meetings to the Board. A majority of the members shall constitute a quorum. A majority of the members present may decide any matter brought before the Committee.

        IV.    RESPONSIBILITIES AND DUTIES:    To fulfill its responsibilities and duties the Committee shall:

  (1)
  Periodically review with the Board the appropriate size of the Board and the requisite skills and characteristics of its members as set forth below.

  (a)
  It is the intent of the Board that the Board, itself, will be a high performance organization creating competitive advantage for the Company. To perform as such, the Board will be comprised of individuals who have distinguished records of leadership and success in their arena of activity and who will make substantial contributions to Board operations and effectively represent the interests of all stockholders.

  (b)
  The Board's assessment of Board candidates includes, but is not limited to, consideration of: (i) roles and contributions valuable to the business community; (ii) personal qualities of leadership, character, judgment and whether the candidate possesses and maintains throughout service on the Board a reputation in the community at large of integrity, trust, respect, competence and adherence to the highest ethical standards; (iii) relevant knowledge and diversity of background and experience in such things as business, operations, technology, finance and accounting, sales, marketing, international business, government and the like; or (iv) whether the candidate is free of conflicts and has the time required for preparation, participation and attendance at meetings. A Director's qualifications in light of these criteria is considered at least each time the Director is re-nominated for Board membership.

  (2)
  Review principal occupation or business association changes, or other circumstances which arise and which may raise questions about a Director's continuing qualifications in relation to the Board membership criteria referred to above and recommend to the Board what action the Board should take, if any, with respect thereto.

  (3)
  Review the Board's committee structure and recommend to the Board the appointment of committee members and chairs.

  (4)
  Identify individuals that the Committee believes are qualified to become Board members in accordance with the criteria set forth above, and recommend that the Board select such nominee or nominees to stand for election at the next meeting of stockholders of the Company in which directors will be elected.

  (5)
  In the event there is a vacancy on the Board, identify individuals that the Committee believes are qualified to become Board members in accordance with the criteria set forth above, and recommend such person or persons for appointment to the Board.

  (6)
  Review and evaluate all stockholder nominees for director (submitted in accordance with the Committee's policy and the Company's Bylaws) in accordance with the criteria set forth above.

  (7)
  Develop and recommend to the Board standards to be applied in making determinations on the types of relationships that constitute material relationships between the Company and a director for purposes of determining director independence.

  (8)
  Review shareholder proposals relating to corporate governance matters and recommend to the Board the Company's response to such proposals.

  (9)
  Develop and recommend to the Board for its approval an annual self-assessment process for the Board and its committees and oversee the process.

  (10)
  Reviewing areas in which the Board and/or Management believe improvements could be made to increase the effectiveness of the Board.

  (11)
  Review periodically with the Chairman/CEO his assessment of corporate officers and succession plans relating to their positions, and make recommendations with respect to the selection of individuals to occupy these positions.

  (12)
  Periodically review and recommend to the Board changes in Board compensation.

  (13)
  Establish and periodically review and recommend to the Board Director retirement policies.

  (14)
  Review and reassess the adequacy of this Charter at least annually and submit any changes to the Board for approval.

  (15)
  Conduct an annual performance evaluation of the Committee.

EXHIBIT D—2003 EQUITY INCENTIVE PLAN

1.    Establishment, Purpose and Term of Plan.

        1.1    Establishment.    WorldGate Communications, Inc. (the "Company"), a Delaware corporation, hereby establishes the WorldGate Communications, Inc. 2003 Equity Incentive Plan (the "Plan"). This Plan, having been adopted by the Board November 13, 2003, shall become effective on that date (the "Effective Date"), but subject to the approval of the stockholders of the Company, to the extent required by prevailing law and/or exchange listing requirements. Awards may be granted under the Plan prior to such stockholder approval (but after the Board's adoption of the Plan), subject to, and contingent upon, any such required stockholder approval.

        1.2    Purpose.    The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Stock Purchase Rights, Stock Bonuses, Stock Units, Performance Shares and Performance Units.

        1.3    Term of Plan.    The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed. However, all Incentive Stock Options shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the stockholders of the Company, if so required.

2.    Definitions and Construction.

        2.1    Definitions.    Whenever used herein, the following terms shall have their respective meanings set forth below:

          (a)   "Award" means any Option, SAR, Stock Purchase Right, Stock Bonus, Stock Unit, Performance Share or Performance Unit granted under the Plan.

          (b)   "Award Agreement" means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant. An Award Agreement may be an "Option Agreement," an "SAR Agreement," a "Stock Purchase Agreement," a "Stock Unit Agreement", a "Stock Bonus Agreement," a "Performance Share Agreement" or a "Performance Unit Agreement."

          (c)   "Board" means the Board of Directors of the Company.

          (d)   "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

          (e)   "Committee" means the committee of the Board duly appointed by the Board to administer the Plan and having such powers as shall be specified by the Board. If no committee of the Board has been appointed to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

          (f)    "Company" means WorldGate Communications, Inc., a Delaware corporation, or any successor corporation thereto that adopts this Plan.

          (g)   "Consultant" means a person engaged to provide bona fide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on a Form S-8 Registration Statement under the Securities Act.

          (h)   "Disability" means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

          (i)    "Dividend Equivalent" means a bookkeeping entry representing a credit, made at the discretion of the Committee or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

          (j)    "Employee" means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan, and further provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on a Form S-8 Registration Statement under the Securities Act.

          (k)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (l)    "Fair Market Value" means, as of any date, the value of a share of Stock as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

            (i)    if there are sales of shares on a national securities exchange or in an over-the-counter market on the date of grant (or on such other date as value must be determined), then the closing price on such date; or

            (ii)   if there are no such sales of shares on the date of grant (or on such other date as value must be determined) but there are such sales on dates within a reasonable period both before and after such date, then the weighted average of the closing price on the nearest date before and the nearest date after such date on which there were such sales; or

            (iii)  if actual sales are not available during a reasonable period beginning before and ending after the date of grant (or on such other date as value must be determined), then the mean between the bid and asked price on such date as reported by the National Quotation Bureau; or

            (iv)  if (i) through (iii) are not applicable, then such other method of determining fair market value as shall be adopted by the Committee.

    Where the Fair Market Value of Shares is determined under (ii) above, the average of the quoted closing prices on the nearest date before and the nearest date after the last business day prior to the specified date shall be weighted inversely by the respective numbers of trading days between the dates of reported sales and such date (i.e., the valuation date), in accordance with Treas. Reg. §20.2031-2(b)(1) or any successor thereto.

          (m)  "Incentive Stock Option" or "ISO" means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

          (n)   "Insider" means an officer (as defined in Rule 16a-1(f) of the Exchange Act,) a member of the Board or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

          (o)   "Non-Employee Director" means a person serving as a member of the Board who is, at the time of receiving any Award hereunder, not an Employee.

          (p)   "Nonstatutory Stock Option" or "NSO" means an Option not intended to be (as set forth in the Award Agreement) an incentive stock option within the meaning of Section 422(b) of the Code.

          (q)   "Option" means the right to purchase Stock at a stated price for a specified period of time granted to a participant pursuant to Section 6 of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

          (r)   "Parent Corporation" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

          (s)   "Participant" means any eligible person who has been granted one or more Awards.

          (t)    "Participating Company" means the Company or any Parent Corporation or Subsidiary Corporation.

          (u)   "Participating Company Group" means, at any point in time, all corporations collectively which are then Participating Companies.

          (v)   "Performance Award" means an Award of Performance Shares or Performance Units.

          (w)  "Performance Award Formula" means, for any Performance Award, a formula or table established by the Committee pursuant to Section 9.3 of the Plan which provides the basis for computing the value of a Performance Award at one or more threshold levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

          (x)   "Performance Goal" means a performance goal established by the Committee pursuant to Section 9.3 of the Plan.

          (y)   "Performance Period" means a period established by the Committee pursuant to Section 9.3 of the Plan at the end of which one or more Performance Goals are to be measured.

          (z)   "Performance Share" means a bookkeeping entry representing a right granted to a Participant pursuant to Section 9 of the Plan to receive a payment equal to the value of one share of Stock, as determined by the Committee, based on performance.

          (aa) "Performance Unit" means a bookkeeping entry representing a right granted to a Participant pursuant to Section 9 of the Plan to receive a payment equal to the value as determined by the Committee, based upon performance.

          (bb) "Predecessor Plan" means, the WorldGate Communications, Inc. 1996 Stock Option Plan.

          (cc) "Restriction Period" means the period established in accordance with Section 8.5 of the Plan during which shares subject to a Stock Award are subject to Vesting Conditions.

          (dd) "SAR" or "Stock Appreciation Right" means a right granted to a Participant pursuant to Section 7 of the Plan to receive payment of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the value of a share of Stock on the date of grant of the SAR.

          (ee) "Securities Act" means the Securities Act of 1933, as amended.

          (ff)  "Service" means a Participant's employment or service with the Participating Company Group as an Employee, Consultant or a member of the Board, whichever such capacity the Participant held on the date of grant of an Award or, if later, the date on which the Participant commenced Service. Unless otherwise determined by the Committee, a Participant's Service shall be deemed to have terminated if the Participant ceases to render service to the Participating Company Group in such initial capacity. However, a Participant's Service shall not be deemed to have terminated merely because of a change in the Participating Company for which the Participant renders such Service in such initial capacity, provided that there is no interruption or termination of the Participant's Service. Furthermore, a Participant's Service shall not be deemed to have terminated if the Participant takes any bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, the Participant's Service shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Participant's right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant's Award Agreement. A Participant's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant's Service has terminated and the effective date of such termination.

          (gg) "Stock" means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2 of the Plan.

          (hh) "Stock Award" means an Award of a Stock Bonus, Stock Unit or a Stock Purchase Right.

          (ii)   "Stock Bonus" means Stock granted to a Participant pursuant to Section 8 of the Plan.

          (jj)   "Stock Purchase Right" means a right to purchase Stock granted to a Participant pursuant to Section 8 of the Plan.

          (kk) "Stock Unit" means the right to receive in cash or Stock the Fair Market Value of a share of Stock granted pursuant to Section 8 of the Plan.

          (ll)   "Subsidiary Corporation" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

          (mm) "Ten Percent Owner" means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

          (nn) "Vesting Conditions" mean those conditions established in accordance with Section 8.5 of the Plan prior to the satisfaction of which shares subject to a Stock Award remain subject to forfeiture or a repurchase option in favor of the Company.

        2.2    Construction.    Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

3.    Administration.

        3.1    Administration by the Committee.    The Plan shall be administered by the Committee. All questions of interpretation of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.

        3.2    Authority of Certain Officers.    The Committee may, in its discretion, and subject to the prevailing and applicable rules and regulations of any exchange upon which the Stock is traded, delegate to a sub-committee comprised of one or more Officers the authority to grant one or more Options, without further approval of the Board or the Committee, to any Employee, other than to a person who, at the time of such grant, is an Insider; provided, however, that (i) such Awards shall not be granted for shares in excess of the maximum aggregate number of shares of Stock authorized for issuance pursuant to Section 4.1, (ii) the exercise price per share of each Option shall be not less than the Fair Market Value per share of the Stock on the effective date of grant (or, if the Stock has not traded on such date, on the last day preceding the effective date of grant on which the Stock was traded), and (iii) each such Award shall be subject to the terms and conditions of the Plan and such other guidelines as shall be established from time to time by the Board or the Committee. Any such committee of Officers shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the committee of Officers has been duly delegated the authority with respect to such matter, right, obligation, determination or election.

        3.3    Administration with Respect to Insiders.    With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

        3.4    Committee Complying with Section 162(m).    If the Company is a "publicly held corporation" as defined in Section 162(m)(2) of the Code, the Committee may, in its discretion, and subject to the prevailing and applicable rules and regulations of any exchange upon which the Stock is traded, delegate to a sub-committee comprised solely of two or more "outside directors" as defined in Treas. Reg. §1.162-27(e)(3), both of which also comply with the definition of independent directors as set forth in NASDAQ Rule 4200, each as the same may be amended, the authority to grant one or more Options, without further approval of the Board or the Committee, to any Employee, or to otherwise approve the grant of any Award which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

        3.5    Powers of the Committee.    In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

          (a)   to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock or units to be subject to each Award;

          (b)   to determine the type of Award granted and to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

          (c)   to determine the Fair Market Value of shares of Stock;

          (d)   to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares purchased pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant's termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

          (e)   to determine whether an Award of SARs, Stock Units, Performance Shares or Performance Units will be settled in shares of Stock, cash, or in any combination thereof;

          (f)    to approve one or more forms of Award Agreement;

          (g)   to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

          (h)   to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant's termination of Service;

          (i)    to prescribe, amend or rescind rules, guidelines and policies relating to the plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws of or to accommodate the laws, regulations, tax or accounting effectiveness, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and

          (j)    to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

        Such determinations and actions of the Committee, and all other determinations and actions of the Committee made or taken under authority granted by any provision of the Plan, shall be conclusive and shall bind all parties. Nothing in this subsection 3.5 shall be construed as limiting the power of the Board or the Committee to make the adjustments described in Section 4 hereof.

        3.6    Indemnification.    In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as Officers or employees of the Participating Company Group, members of the Board or the Committee and any Officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4.    Shares Subject to Plan.

        4.1    Maximum Number of Shares Issuable.    Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be equivalent to 5,832,328, which is the total number of shares available for issuance under the Predecessor Plan as of the Effective Date of this Plan (for purposes hereof the provisions of such Predecessor Plan providing for the maximum number of available shares for issuance and the annual adjustment thereof is incorporated herein by reference,) reduced at any time by the sum of (a) the number of shares subject to options or rights granted pursuant to the Predecessor plan which remain outstanding at such time, and (b) the number of shares issued prior to such time but after the Effective Date. Such shares shall consist of authorized but unissued or reacquired shares (and the Company may purchase shares reacquired for this purpose) of Stock or any combination thereof. If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company at the Participant's purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan (i) with respect to any portion of an Award that is settled in cash or (ii) to the extent such shares are withheld in satisfaction of tax withholding obligations pursuant to Section 13.2. Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced only by the number of shares actually issued in such payment. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised.

        4.2    Adjustments for Changes in Capital Structure.    In the event of any change in the Stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate adjustments shall be made in the number and class of shares subject to the Plan, in the ISO Share Limit set forth in Section 5.3(b), the Award limits set forth in Section 5.4 and to any outstanding Awards, and in the exercise or purchase price per share under any outstanding Award. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded to the nearest whole number (0.5 shares or greater being rounded up), and in no event may the exercise or purchase price under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The adjustments determined by the Committee pursuant to this Section 4.2 shall be final, binding and conclusive.

5.    Eligibility and Award Limitations.

        5.1    Persons Eligible for Awards.    Awards may be granted only to Employees, Consultants and Non-Employee Directors of Participating Companies. For purposes of the foregoing sentence, "Employees," "Consultants" and "Non-Employee Directors" shall, to the extent allowed by prevailing laws, rules and regulations, include prospective Employees, prospective Consultants and prospect Non-Employee Directors to whom Awards are granted in connection with written offers of an employment or other service relationship with the Participating Company Group; provided, however, that no Stock subject to any such Award shall vest, become exercisable or be issued prior to the date on which such person commences Service.

        5.2    Participation.    Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one (1) Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

        5.3    Award Limits for Publicly Held Corporations.    The following limits shall apply to the grant of any Award hereunder if, at the time of the grant, the Company is a "publicly held corporation" as defined in Section 162(m)(2) of the Code:

          (a)    Options.    Subject to adjustment as provided in Section 4.2, no Participant shall be granted within any fiscal year of the Company one or more Options which in the aggregate are for more than one million (1,000,000) shares of Stock,

          (b)    SARS.    Subject to adjustment as provided in Section 4.2, no Participant shall be granted within any fiscal year of the Company one or more SARS which in the aggregate are for more than one million (1,000,000) shares of Stock,

          (c)    Stock Awards.    Subject to adjustment as provided in Section 4.2, no Participant shall be granted within any fiscal year of the Company one or more Stock Awards, subject to Vesting

  Conditions based on the attainment of Performance Goals, for more than one million (1,000,000) shares of Stock.

          (d)    Performance Awards.    Subject to adjustment as provided in Section 4.2, no Employee shall be granted (i) Performance Shares which could result in such Employee receiving more than one million (1,000,000) shares of Stock for each full fiscal year of the Company contained in the Performance Period for such Award, or (ii) Performance Units which could result in such Employee receiving more than two million five hundred thousand dollars ($2,500,000) for each full fiscal year of the Company contained in the Performance Period for such Award. No Participant may be granted more than one Performance Award for the same Performance Period.

6.    Terms and Conditions of Options.

        Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

        6.1    Exercise Price.    The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) for a Nonstatutory Stock Option the exercise price per share shall be not less than eighty percent (80%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option, (b) for a Incentive Stock Option the exercise price per share shall be not less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option, and (c) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

        6.2    Incentive Stock Option Limitations.

          (a)    Persons Eligible.    An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an "ISO-Qualifying Corporation"). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee of an ISO-Qualifying Corporation shall be deemed granted effective on the date such person commences Service with an ISO-Qualifying Corporation, with an exercise price determined as of such date in accordance with Section 6.1. Notwithstanding the foregoing provisions, failure to exercise an Incentive Stock Option within the periods of time prescribed under sections 421 and 422(a) of the Code shall cause the Incentive Stock Option to cease to be treated as an "incentive stock option" for purposes of sections 421 and 422 of the Code.

          (b)    Fair Market Value Limitation.    To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise, each portion shall be separately identified.

        6.3    Exercisability and Term of Options.    Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, (c) no Option granted to a prospective Employee or prospective Consultant may become exercisable prior to the date on which such person commences Service, and (d) no option shall be exercisable during any period which the Committee has designated in writing as a prohibited exercise period. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions. The Committee may at any time and from time to time accelerate the time at which all or any part of the Option may be exercised. Any exercise of an Option must be in writing, signed by the proper person, and delivered or mailed to the Company, accompanied by (i) any other documents required by the Committee and (ii) payment in full in accordance with subsection (6.4) below for the number of shares for which the Option is exercised (except that, in the case of an exercise arrangement approved by the Committee and described in subsection (6.4)(a)(iii) below, payment may be made as soon as practicable after the exercise). Only full shares shall be issued under the Plan, and any fractional share that might otherwise be issuable upon exercise of an Option granted hereunder shall be forfeited. All obligations of the Company hereunder shall be subject to the rights of the Company as set forth in the Plan to withhold or otherwise require the payment of amounts required to be withheld for any taxes. If the Participant fails to accept delivery of, or to pay for, any of the shares of Stock specified in the Participant's notice of exercise upon tender or delivery of the shares, the Participant's right to purchase such shares may be terminated at the sole discretion of the Committee. The date that the notice of exercise, in compliance with the terms and conditions hereof, is received by the Company shall be deemed the date of exercise hereunder.

        6.4    Payment of Exercise Price.

          (a)    Forms of Consideration Authorized.    Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or cash equivalent, (ii) by tender to the Company of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "Cashless Exercise"), or (iv) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

          (b)    Limitations on Forms of Consideration.

            (i)    Tender of Stock.    Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Committee, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months (and not used for another Option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

            (ii)    Cashless Exercise.    The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

        6.5    Effect of Termination of Service.    Except as otherwise determined by the Committee or as expressly set forth in the Award Agreement, if there is a termination of Service of a Participant for any reason the following shall apply (in no event, however, shall an Option remain exercisable beyond the latest date on which it could have been exercised without regard to this Section):

          (a)   In the event of a termination of Service for any reason other than death, Disability, voluntary termination by the Participant without the consent of the applicable Participating Company, or termination for cause (as defined below,) all Options held by the Participant that were not exercisable immediately prior to the termination of Service shall terminate effective with the termination of Service. Any Options that were exercisable immediately prior to the termination of Service will continue to be exercisable for three months, and shall thereupon terminate.

          (b)   In the event termination of Service on account of a "termination for cause" by the applicable Participating Company, as determined in accordance with the policies of such Participating Company in effect before any Change in Control or as determined by a written contract between the Consultant and the Company, or on account of a voluntary separation from the applicable Participating Company without the consent of such Participating Company, all Options held by the Participant shall terminate effective with the termination of Service.

          (c)   In the event of a termination of Service for (i) the death of the Participant or (ii) due to Disability, any Option which is otherwise exercisable by the Participant on the date immediately prior to the termination of Service, shall terminate unless exercised by the Participant or the Participant's personal representative within one year of the date on which Service is terminated.

        6.6    Transferability of Options.    During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant's guardian or legal representative. No Option shall be assignable or transferable by the Participant, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and as set forth in the Award Agreement evidencing a Nonstatutory Stock Option, such option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.

        6.7    Automatic Options for Non-Employee Directors.    Each Non-Employee Director shall automatically be granted the following Nonstatutory Stock Options hereunder, without further action by the Committee, but otherwise subject to the terms and conditions of this Plan:

          (a)   An initial grant upon being initially elected as a member of the Board, an Option to purchase 30,000 shares of Stock, and

          (b)   An annual grant on July 1 2004 and each anniversary thereof (if there are no sales of Stock on July 1, then the nearest date before July 1 on which there were such sales,) provided the

  Participant has been a Non-Employee Director for at least one year, and is then a Non-Employee Director, an Option to purchase 10,000 shares of Stock.

        The numbers of shares subject to each Option awarded hereunder shall, however, be reduced by the number of shares subject to options, if any, granted to such Non-Employee Director, as a Non-Employee Director under any Predecessor plan, with any initial grant offsetting the above initial grant and any annual grants offsetting the corresponding annual grant, each as set forth above.

7.    Terms and Conditions of Stock Appreciation Rights.

        SARs shall be evidenced by Award Agreements specifying the number of SARs subject to the Award, in such form as the Committee shall from time to time establish. No SAR or purported SAR shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

        7.1    Types of SARs Authorized.    SARs may be granted in tandem with all or any portion of a related Option (a "Tandem SAR") or may be granted independently of any Option (a "Freestanding SAR"). A SAR granted in tandem with an NQSO may be granted either at or after the time the NQSO is granted. A SAR granted in tandem with an ISO may be granted only at the time the ISO is granted.

        7.2    Exercise Price.    The exercise price for each SAR shall be established in the discretion of the Committee.

        7.3    Exercisability and Term of SARs.

          (a)    Tandem SARs.    Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

          (b)    Freestanding SARs.    Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that no Freestanding SAR shall be exercisable after the expiration of eight (8) years after the effective date of grant of such SAR.

          7.4    Exercise of SARs.    Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant's legal representative or other person who acquired the right to exercise the SAR by reason of the Participant's death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the value of a share of Stock on the date of grant of the SAR. Payment of such amount shall be made in cash, shares of Stock, or any combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing such SAR, payment shall be made in a lump sum as soon as practicable following the date of exercise of the SAR. The Award Agreement evidencing any SAR may provide for deferred payment in a lump sum or in installments. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant.

          7.5    Deemed Exercise of SARs.    If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

          7.6    Effect of Termination of Service.    An SAR shall be exercisable after a Participant's termination of Service to such extent and during such period as determined by the Committee, in its discretion, and set forth in the Award Agreement evidencing such SAR.

          7.7    Non-transferability of SARs.    SARs may not be assigned or transferred in any manner except by will or the laws of descent and distribution, and, during the lifetime of the Participant, shall be exercisable only by the Participant or the Participant's guardian or legal representative.

8.    Terms and Conditions of Stock Awards.    Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Stock Bonus or a Stock Purchase Right or a Stock Unit, and the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No Stock Award or purported Stock Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

          8.1    Types of Stock Awards Authorized.    Stock Awards may be in the form of either a Stock Bonus, Stock Purchase Right or a Stock Unit. Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 9.4. If either the grant of a Stock Award or the lapsing of the Restriction Period is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 9.3 through 9.5(a).

          8.2    Purchase Price.    The purchase price for shares of Stock issuable under each Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Stock Bonus or a Stock Unit, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to such Stock Award.

          8.3    Purchase Period.    A Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Stock Purchase Right; provided, however, that no Stock Purchase Right granted to a prospective Employee or prospective Consultant may become exercisable prior to the date on which such person commences Service.

          8.4    Payment of Purchase Price.    Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Stock Purchase Right shall be made (i) in cash, by check, or cash equivalent, (ii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iii) by any combination thereof. The Committee may at any time or from time to time grant Stock Purchase Rights which do not permit all of the foregoing forms of consideration to be used in payment of the purchase price or which otherwise restrict one or more forms of consideration. Stock Bonuses and Stock Units shall be issued in consideration for past services actually rendered to a Participating Company or for its benefit.

          8.5    Vesting and Restrictions on Transfer.    Shares issued pursuant to any Stock or Performance Award may or may not be made subject to vesting conditioned upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 9.4 (the "Vesting Conditions"), as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period (the "Restriction Period") in which shares acquired pursuant to a Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event, as defined in Section 11.1, or as provided in Section 8.8. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

          8.6    Voting Rights; Dividends and Distributions.    Except as provided in this Section, Section 8.5 and any Award Agreement, during the Restriction Period applicable to shares acquired pursuant to a Stock Award, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. Participants who have been granted Stock Units shall possess no incidents of ownership with respect to shares of Stock underlying such Stock Units; provided, however, that a Stock Unit Agreement may provide for payments in lieu of dividends in a manner identical to that specified in Section 10.6 of the Plan. However, in the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.2, then any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant's Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

          8.7    Effect of Termination of Service.    Unless otherwise provided by the Committee in the grant of a Stock Award and set forth in the Award Agreement, if a Participant's Service terminates for any reason, whether voluntary or involuntary (including the Participant's death or disability), then (i) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant's termination of Service and (ii) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Stock Bonus or a Stock Unit which remain subject to Vesting Conditions as of the date of the Participant's termination of Service.

          8.8    Non-transferability of Stock Award Rights.    Rights to acquire shares of Stock pursuant to a Stock Award may not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant's beneficiary, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, shall be exercisable only by the Participant or the Participant's guardian or legal representative.

9.    Terms and Conditions of Performance Awards.    Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. No Performance Award or purported Performance Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Performance Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

          9.1    Types of Performance Awards Authorized.    Performance Awards may be in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

          9.2    Initial Value of Performance Shares and Performance Units.    Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.2, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial value of one hundred dollars ($100). The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

          9.3    Establishment of Performance Period, Performance Goals and Performance Award Formula.    In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to "performance-based compensation," the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Once established, the Performance Goals and Performance Award Formula shall not be changed during the Performance Period. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

          9.4    Measurement of Performance Goals.    Performance Goals shall be established by the Committee on the basis of targets to be attained ("Performance Targets") with respect to one or more measures of business or financial performance (each, a "Performance Measure"), subject to the following:

            (a)    Performance Measures.    Performance Measures shall have the same meanings as used in the Company's financial statements, or, if such terms are not used in the Company's financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company's industry. Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Measures applicable to a Performance Award shall be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Performance Measures may be one or more of the following, as determined by the Committee:

    (i)
    growth in revenue;

    (ii)
    growth in the market price of the Stock;

    (iii)
    operating margin;

    (iv)
    gross margin;

    (v)
    operating income;

    (vi)
    pre-tax profit;

    (vii)
    earnings before interest, taxes and depreciation;

    (viii)
    net income;

    (ix)
    total return on shares of Stock relative to the increase in an appropriate index as may be selected by the Committee;

    (x)
    earnings per share;

    (xii)
    return on stockholder equity;

    (xiii)
    return on net assets;

    (xiv)
    expenses;

    (xv)
    return on capital;

    (xvi)
    economic value added;

    (xvii)
    market share; and

    (xviii)
    cash flow, as indicated by book earnings before interest, taxes, depreciation and amortization.

            (b)    Performance Targets.    Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value or as a value determined relative to a standard selected by the Committee.

          9.5    Settlement of Performance Awards.

          (a)    Determination of Final Value.    As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

          (b)    Discretionary Adjustment of Award Formula.    In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant who is not a "covered employee" within the meaning of Section 162(m) (a "Covered Employee") to reflect such Participant's individual performance in his or her position with the Company or such other factors as the Committee may determine. If permitted under a Covered Employee's Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula. No such reduction may result in an increase in the amount payable upon settlement of another Participant's Performance Award.

          (c)    Effect of Leaves of Absence.    Unless otherwise required by law, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days of leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant's Service during the Performance Period during which the Participant was not on a leave of absence.

          (d)    Notice to Participants.    As soon as practicable following the Committee's determination and certification in accordance with Sections 9.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

          (e)    Payment in Settlement of Performance Awards.    As soon as practicable following the Committee's determination and certification in accordance with Sections 9.5(a) and (b), payment shall be made to each eligible Participant (or such Participant's legal representative or other person who acquired the right to receive such payment by reason of the Participant's death) of the final value of the Participant's Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. An Award Agreement may provide for deferred payment in a lump sum or in installments. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalents or interest.

          (f)    Provisions Applicable to Payment in Shares.    If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the value of a share of Stock determined by the method specified in the Award Agreement. Such methods may include, without limitation, the closing market price on a specified date (such as the settlement date) or an average of market prices over a series of trading days. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.

          9.6    Dividend Equivalents.    In its discretion, the Committee may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to the date on which the Performance Shares are settled or forfeited. Dividend Equivalents may be paid currently or may be accumulated and paid to the extent that Performance Shares become non-forfeitable, as determined by the Committee. Settlement of Dividend Equivalents may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 9.5. Dividend Equivalents shall not be paid with respect to Performance Units.

          9.7    Effect of Termination of Service.    The effect of a Participant's termination of Service on the Participant's Performance Award shall be as determined by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Performance Award.

          9.8    Non-transferability of Performance Awards.    Prior to settlement in accordance with the provisions of the Plan, no Performance Award may be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant's beneficiary, except by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant's guardian or legal representative.

        10.    Standard Forms of Award Agreement.

          10.1    Award Agreements.    Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms as the Committee may approve from time to time.

          10.2    Authority to Vary Terms.    The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

        11.    Change in Control.

          11.1    Definitions.

          (a)   An "Ownership Change Event" shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange by the stockholders of the Company of all or substantially all of the voting stock of the Company (but excluding for purposes hereof sales and exchanges to family members or trusts for the benefit of or controlled by family members or other like sales and exchanges in which a voting right or other beneficial interest is maintained; (ii) a merger or consolidation in which the Company is a party, but not the successor; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company); or (iv) a liquidation or dissolution of the Company.

          (b)   "Change in Control" shall mean an Ownership Change Event or series of related Ownership Change Events (collectively, a "Transaction") following which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of an Ownership Change Event described in Section 11.1(a)(iii), the entity to which the assets of the Company were transferred.

          11.2    Effect of Change in Control on Options and SARs.    In the event of a Change in Control, the surviving, continuing, successor, or purchasing entity or parent thereof, as the case may be (the "Acquiror"), may, without the consent of any Participant, either assume the Company's rights and obligations under outstanding Options and SARs or substitute for outstanding Options and SARs substantially equivalent options and SARs (as the case may be) for the Acquiror's stock. In the event the Acquiror elects not to assume or substitute for outstanding Options or SARs in connection with a Change in Control, the Committee shall provide that any unvested portions of outstanding Options and SARs shall be immediately exercisable and vested in full as of the date thirty (30) days prior to the date of the Change in Control. The vesting of any Option or SAR that was permissible solely by reason of this paragraph 11.2 shall be conditioned upon the consummation of the Change in Control. Any Options or SARs which are not assumed by the Acquiror in connection with the Change in Control nor exercised as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

          11.3    Effect of Change in Control on Stock Awards.    The Committee may, in its discretion, provide in any Award Agreement evidencing a Stock Award that, in the event of a Change in Control, the lapsing of the Restriction Period applicable to the shares subject to the Stock Award held by a Participant whose Service has not terminated prior to such date shall be accelerated effective as of the date of the Change in Control to such extent as specified in such Award Agreement. Any acceleration of the lapsing of the Restriction Period that was permissible solely by reason of this Section 11.3 and the provisions of such Award Agreement shall be conditioned upon the consummation of the Change in Control.

          11.4    Effect of Change in Control on Performance Awards.    The Committee may, in its discretion, provide in any Award Agreement evidencing a Performance Award that, in the event of a Change in Control, the Performance Award held by a Participant whose Service has not terminated prior to such date shall become payable effective as of the date of the Change in Control to such extent as specified in such Award Agreement.

12.    Compliance with Securities Law.    The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities, as well as all applicable requirements of any stock exchange or market system upon which the Stock may then be listed, and such approvals by governmental agencies, shareholders, etc., as may be deemed appropriate by the Committee, including, among other things, such steps as the Company legal counsel shall deem necessary or appropriate to comply with these requirements and approvals. Awards hereunder may be canceled or amended by the Committee, in whole or in part, at any time if the Committee determines, in its sole discretion, that cancellation or amendment is necessary or advisable in light of any change after the Award was granted, in (a) the Code or (b) any federal or state securities law or other law or regulation, which change by its term is effective retroactively to a date on or before the grant date; provided, however, that no such cancellation or amendment shall, without the Participants's consent, apply to or affect installments that vested on or before the date on which the Committee makes such determination. In addition, no Award may be exercised or shares issued pursuant to an Award unless (i) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (ii) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the

Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

13.    Tax Withholding.

          13.1    Tax Withholding in General.    The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise of an Option, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group's tax withholding obligations have been satisfied by the Participant.

          13.2    Withholding in Shares.    The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

14.    Termination or Amendment of Plan.    The Committee may terminate or amend the Plan at any time. However, without the approval of the Company's stockholders, to the extent required by prevailing law and/or exchange listing requirements, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company's stockholders under any applicable law, regulation or rule. No termination or amendment of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Award without the consent of the Participant, unless such termination or amendment is necessary to comply with any applicable law, regulation or rule.

15.    Miscellaneous Provisions.

          15.1    Repurchase Rights.    Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

          15.2    Rights as Employee or Consultant.    No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee or Consultant, or interfere with or limit in any way any right of a Participating Company to terminate the Participant's Service at any time.

  To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award can in no event be understood or interpreted to mean that the Company is the Employee's employer or that the Employee has an employment relationship with the Company.

          15.3    Rights as a Stockholder.    A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.2 or another provision of the Plan.

          15.4    Fractional Shares.    The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

          15.5    Beneficiary Designation.    Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant's death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant's death, the Company will pay any remaining unpaid benefits to the Participant's legal representative.

          15.6    Notice.    All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given upon delivery, if delivered in person, or on the third business day after mailing, if mailed by registered or certified mail, return receipt requested, addressed in the case of the Company, to the board of directors, Attn.: Stock Options, at the last principal address of record for the Company; to the Participant, at the Participant's last address as reflected on the books and records of the Company; or in each case, to such other address as may be reasonably designated to the Company or the Participant from time to time as provided above.

          15.7    Governing Law.    The Plan shall be governed by the applicable Code provisions to the maximum extent possible. Otherwise, the laws of the Commonwealth of Pennsylvania (without reference to principles of conflicts of laws) shall govern the operation of, and the rights of Participants under the Plan, and Awards granted thereunder.

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WORLDGATE COMMUNICATIONS, INC. 3190 Tremont Avenue Trevose, PA 19053
WORLDGATE COMMUNICATIONS, INC . 3190 Tremont Ave. Trevose, PA 19053
Questions and Answers Regarding this Meeting
Forward-Looking Statements
PROPOSAL NO. 1—ELECTION OF DIRECTORS Board Recommendation
Nominees For Election
General Information Concerning the Board of Directors and its Committees
Audit Committee Report
Communications to the Board of Directors
PROPOSAL NO. 2—SALE AND ISSUANCE OF CERTAIN SECURITIES Board Recommendation
Introduction
Summary of Terms of Private Placement
Reasons For Stockholder Approval Requirement
PROPOSAL 3—AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
Board Recommendation
Introduction
Summary of the Amendment
PROPOSAL 4—EQUITY INCENTIVE PLAN
Vote Required and Board Recommendation
Introduction
Summary of Plan
SUMMARY OF U.S. FEDERAL INCOME TAX CONSEQUENCES
Security Ownership of Certain Beneficial Owners and Management, and Related Stockholder Matters.
Equity Compensation Plan Information
Executive Officers of the Company.
Executive Compensation
Summary Compensation Table Fiscal Years 2003, 2002 and 2001
Option/SAR Grants In Last Fiscal Year (Individual Grants)
Aggregated Option/SAR Exercises In Last Fiscal Year And FY-End Option/SAR Values
Compensation of Directors
Compensation Committee Interlocks and Insider Participation
Report of Compensation and Stock Option Committee on Executive Compensation
Comparative Stock Performance Graph
COMPARISON OF CUMULATIVE TOTAL RETURN AMONG WORLDGATE COMMUNICATIONS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX THE NASDAQ TELECOMMUNICATIONS INDEX AND THE DOW JONES INTERNET COMMERCE INDEX
Information Concerning Independent Accountants
Section 16(A) Beneficial Ownership Reporting Compliance
Stockholder's Proposals for 2005 Annual Meeting
Other Matters
Multiple Stockholders Sharing The Same Address
Annual Report On Form 10-K
Exhibit A—AUDIT COMMITTEE CHARTER
Exhibit B—COMPENSATION AND STOCK OPTION COMMITTEE CHARTER
Exhibit C—CORPORATE GOVERNANCE AND NOMINATING COMMITTEE CHARTER
EXHIBIT D—2003 EQUITY INCENTIVE PLAN